                                                                   Exhibit 10.27
                              CONTRACT NO. C-1455

                               CONTRACT BETWEEN


                            HETRAN, INC. (SUPPLIER)
                                      AND
                          UNIVERSAL STAINLESS & ALLOY
                            PRODUCTS, INC. (BUYER)

                                      FOR

                          HETRAN BAR PROCESSING CELL
                                MODEL BPC-6000

                   SUBMITTED TO: UNIVERSAL STAINLESS & ALLOY
                                  PRODUCTS, INC.

                   FOR:     MR. C.M. McANINCH
                   BY:         HETRAN, INC.
                   DATE:    NOVEMBER 7, 1997

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


                                   ANNEX LIST


NO. 1  WEIGHT AND PRICE LIST
       BAR PROCESSING CELL

NO. 2  DATA SHEET FOR HYDRAULIC COMPONENTS


NO. 3  DATA SHEET FOR ELECTRICAL COMPONENTS


NO. 4  TECHNICAL SPECIFICATION


NO. 5  GENERAL SPECIFICATIONS


NO. 6  GENERAL TERMS AND CONDITIONS


NO. 7  PRODUCTION CHART


NO. 8  DRAWING #4ML-19705C, REVISION O *


NO. 9  SUPERVISION/SERVICEMAN HOURLY RATES AND EXPENSES


NO. 10 SUPERVISION SCHEDULE/BPC-6000


NO. 11 TRAINING SCHEDULE


NO. 12 UNIVERSAL STANDARD PURCHASE ORDER TERMS & CONDITIONS *


NO. 13 CONTRACTORS HEALTH AND SAFETY AGREEMENT *


NO. 14 INDEPENDENT CONTRACTOR AGREEMENT


NO. 15 SECURITY AGREEMENT *

*Annexes as listed herein are not included with the SEC filings, however, copies are readily available upon request.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



ANNEX NO. 1                 (CONSISTS OF FIVE (5) PAGES)                1 OF 5

                             WEIGHT AND PRICE LIST
              PRE-STRAIGHTENER MACHINE WITH STANDARD ACCESSORIES
===============================================================================
ITEM NO.                DESCRIPTION                 WEIGHT     QTY   AMOUNT  $
                                                    (TONS)
-------------------------------------------------------------------------------
ITEM #1        BAR LOADING TABLE WITH LOADING       APPROX.     1      INCLUDED
               CRADLE                               5.0
-------------------------------------------------------------------------------
ITEM #2        CLAMSHELL LINEAR ENTRY TABLE         APPROX.     1      INCLUDED
                                                    3.8
-------------------------------------------------------------------------------
ITEM #3        HYDRAULIC DRIVEN SKEW PRESSURE       APPROX.     2      INCLUDED
               ROLL ASSEMBLY                        1.5
-------------------------------------------------------------------------------
ITEM #4        PRE-STRAIGHTENER, MODEL BS-600P      APPROX.     1      INCLUDED
                                                    25.0
-------------------------------------------------------------------------------
ITEM #5        COMPLETE ELECTRICAL EQUIPMENT        APPROX.     1      INCLUDED
                                                    1.5
-------------------------------------------------------------------------------
ITEM #6        COMPLETE HYDRAULIC POWER SYSTEM      APPROX.     1      INCLUDED
                                                    1.5
-------------------------------------------------------------------------------
ITEM #7        HYDRAULIC DRIVEN PRESSURE ROLL       APPROX.     2      INCLUDED
               ASSEMBLIES                           1.2
-------------------------------------------------------------------------------
ITEM #8        V-TROUGH EXIT TABLE                  APPROX.     1      INCLUDED
                                                    2.9
-------------------------------------------------------------------------------
ITEM #9        TRANSFER/LOADING TABLE               APPROX.     1      INCLUDED
                                                    3.0
-------------------------------------------------------------------------------
ITEM #10       LINEAR ENTRY/EXIT TABLE WITH         APPROX.     2      INCLUDED
               TRANSFER DEVICE                      6.0
-------------------------------------------------------------------------------
ITEM #11       ACO-40 PRECISION ABRASIVE CUT-OFF    APPROX.     1      INCLUDED
               SAW                                  4.5
------------------------------------------------------------------------------
ITEM #12       AUTOMATIC CHAMFERING/DEBURRING       APPROX.     1      INCLUDED
               MACHINE                              2.5
-------------------------------------------------------------------------------
STRAIGHTENER   OPTIONAL ITEMS
------------   --------------
OPTION D       C.A.S./COMPUTER SYSTEM                           1      INCLUDED

SAW            OPTIONAL ITEM
---            -------------
OPTION E       ENVIRONMENTAL SAFETY ENCLOSURE                    1      INCLUDED
-------------------------------------------------------------------------------

===============================================================================

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


ANNEX NO. 1            (CONSISTS OF FIVE (5) PAGES)                2 OF 5

                           WEIGHT AND PRICE LIST
               BAR TURNING MACHINE WITH STANDARD  ACCESSORIES

================================================================================
ITEM NO.                DESCRIPTION                 WEIGHT     QTY   AMOUNT  $
                                                    (TONS)
--------------------------------------------------------------------------------
ITEM #13       LINEAR ENTRY/EXIT TABLE (CHAMFER)    APPROX.     1       INCLUDED
                                                    3.5
--------------------------------------------------------------------------------
ITEM #14       BAR LOADING TABLE/TRANSFER TABLE     APPROX.     1       INCLUDED
                                                    3.2
--------------------------------------------------------------------------------
ITEM #15       LINEAR ENTRY TABLE                   APPROX.     1       INCLUDED
                                                    3.0
-------------------------------------------------------------------------------
ITEM #16       BAR TURNING MACHINE MODEL BT-6       APPROX.     1       INCLUDED
               CONSISTING OF:                       20.0
               INFEED UNIT
               BAR PEELING ASSEMBLY
               ADJUSTABLE HEAD
               CLAMPING CARRIAGE ASSEMBLY
--------------------------------------------------------------------------------
ITEM #17       LASER MEASURING AND ADJUSTMENT       APPROX.     1       INCLUDED
               CONTROL                              0.2
--------------------------------------------------------------------------------
ITEM #18       CHIP CONVEYOR                        APPROX.     1       INCLUDED
                                                    0.8
--------------------------------------------------------------------------------
ITEM #19       COMPLETE ELECTRICAL EQUIPMENT        APPROX.     1       INCLUDED
                                                    1.5
--------------------------------------------------------------------------------
ITEM #20       COMPLETE HYDRAULIC POWER SYSTEM      APPROX.     1       INCLUDED
                                                    1.5
--------------------------------------------------------------------------------
ITEM #21       LINEAR EXIT TABLE                    APPROX.     1       INCLUDED
                                                    3.8
--------------------------------------------------------------------------------
ITEM #22       INTERMEDIATE/TRANSFER TABLE          APPROX.     1       INCLUDED
                                                    3.5
--------------------------------------------------------------------------------
                                                                        INCLUDED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAR TURNER     OPTIONAL ITEMS
----------     --------------                                   1       INCLUDED
OPTION A       VGA/COMPUTER PACKAGE                             1       INCLUDED
OPTION B       2000 CFM MIST COLLECTION SYSTEM                  1       INCLUDED
OPTION C       SYSTEM CHILLER
--------------------------------------------------------------------------------

================================================================================

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


ANNEX NO. 1                 (CONSISTS OF FIVE (5) PAGES)               3 OF 5

                         WEIGHT AND PRICE LIST
        FINISH STRAIGHTENER/BURNISHER MACHINE WITH STANDARD ACCESSORIES

================================================================================
ITEM NO.                DESCRIPTION                 WEIGHT     QTY   AMOUNT  $
                                                    (TONS)
--------------------------------------------------------------------------------
ITEM #23         CLAMSHELL LINEAR ENTRY TABLE       APPROX.     1       INCLUDED
                                                    3.8
--------------------------------------------------------------------------------
ITEM #24         HYDRAULIC DRIVEN SKEW PRESSURE     APPROX.     2       INCLUDED
                 ROLL ASSEMBLIES                    1.5
--------------------------------------------------------------------------------
ITEM #25         FINISH BAR STRAIGHTENER/BURNISHER  APPROX.     1       INCLUDED
                 MODEL BS-600                       25.0
--------------------------------------------------------------------------------
ITEM #26         COMPLETE ELECTRICAL EQUIPMENT      APPROX.     1       INCLUDED
                                                    1.5
--------------------------------------------------------------------------------
ITEM #27         COMPLETE HYDRAULIC POWER SYSTEM    APPROX.     1       INCLUDED
                                                    1.5
--------------------------------------------------------------------------------
ITEM #28         HYDRAULIC DRIVEN PRESSURE ROLL     APPROX.     2       INCLUDED
                 ASSEMBLIES                         1.5
--------------------------------------------------------------------------------
ITEM #29         V-TROUGH EXIT TABLE                APPROX.     1       INCLUDED
                                                    2.9
--------------------------------------------------------------------------------
ITEM #30         LASER ANALYSIS UNIT WITH SPC-CPK   APPROX.     1       INCLUDED
                 STATION                            0.5
--------------------------------------------------------------------------------
ITEM #31         LINEAR ENTRY TABLE                 APPROX.     1       INCLUDED
                                                    3.0
--------------------------------------------------------------------------------
ITEM #32         EDDY CURRENT INSPECTION STATION    APPROX.     1       INCLUDED
                                                    1.6
--------------------------------------------------------------------------------
ITEM #33         LINEAR EXIT TABLE WITH TRANSFER    APPROX.     1       INCLUDED
                 DEVICE                             3.8
--------------------------------------------------------------------------------
ITEM #34         REJECT TABLE                       APPROX.     1       INCLUDED
                                                    2.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINISH/STRTNR.   OPTIONAL ITEMS
--------------   --------------

OPTION E         C.A.S./COMPUTER SYSTEM                         1       INCLUDED


--------------------------------------------------------------------------------

================================================================================

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


ANNEX NO. 1                 (CONSISTS OF FIVE (5) PAGES)               4 OF 5

                             WEIGHT AND PRICE LIST
          AUTOMATIC ABRASIVE POLISHING M/C WITH STANDARD ACCESSORIES



================================================================================
ITEM NO.                DESCRIPTION                 WEIGHT     QTY   AMOUNT  $
                                                    (TONS)
--------------------------------------------------------------------------------
ITEM #35         INTERMEDIATE TRANSFER/LOADING      APPROX.     1       INCLUDED
                 TABLE                              5.0
--------------------------------------------------------------------------------
ITEM #36         SKEW ROLLER LINEAR ENTRY TABLE     APPROX.     1       INCLUDED
                                                    4.0
--------------------------------------------------------------------------------
ITEM #37         AUTOMATIC ABRASIVE POLISHING       APPROX.     1       INCLUDED
                 MACHINE                            18.0
                 MODEL BBP-6
--------------------------------------------------------------------------------
ITEM #38         COMPLETE ELECTRICAL EQUIPMENT      APPROX.     1       INCLUDED
                                                    1.5
--------------------------------------------------------------------------------
ITEM #39         COMPLETE HYDRAULIC POWER SYSTEM    APPROX.     1       INCLUDED
                                                    1.5
--------------------------------------------------------------------------------
ITEM #40         SKEW ROLLER LINEAR EXIT TABLE      APPROX.     1       INCLUDED
                                                    4.0
--------------------------------------------------------------------------------
ITEM #41         INTERMEDIATE TRANSFER/LOADING      APPROX.     1       INCLUDED
                 TABLE                              5.0
--------------------------------------------------------------------------------
ITEM #42         LINEAR ENTRY/EXIT TABLE WITH       APPROX.     1       INCLUDED
                 TRANSFER DEVICE                    6.0
--------------------------------------------------------------------------------
ITEM #43         ACO-40 PRECISION ABRASIVE SAW      APPROX.     1       INCLUDED
                                                    4.5
--------------------------------------------------------------------------------
ITEM #44         BAR TRANSFER/LOADING TABLE         APPROX.     1       INCLUDED
                                                    4.5
--------------------------------------------------------------------------------
ITEM #45         LINEAR ENTRY/EXIT TABLE            APPROX.     1       INCLUDED
                                                    3.5
--------------------------------------------------------------------------------
ITEM #46         AUTOMATIC CHAMFERING UNIT          APPROX.     1       INCLUDED
                                                    2.5
--------------------------------------------------------------------------------
ITEM #47         BAR END ALIGNMENT ASSEMBLY         APPROX.     1       INCLUDED
                                                    0.4
--------------------------------------------------------------------------------
ITEM #48         SOFT DROP WEIGH CRADLE ASSEMBLY    APPROX.     1       INCLUDED
                                                    4.8
--------------------------------------------------------------------------------
                                                                        INCLUDED
--------------------------------------------------------------------------------

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT NO. C-1455
MODEL BPC-6000


ANNEX NO. 1               (CONSISTS OF FIVE (5) PAGES)               5 OF 5

                             WEIGHT AND PRICE LIST
        AUTOMATIC ABRASIVE POLISHING MACHINE WITH STANDARD ACCESSORIES


================================================================================
ITEM NO.                DESCRIPTION                 WEIGHT     QTY   AMOUNT  $
                                                    (TONS)
--------------------------------------------------------------------------------
ABRASIVE         OPTIONAL ITEMS
--------
POLISHING
---------
MACHINE
-------


OPTION A         LASER ANALYSIS UNIT                            1      INCLUDED


SAW
---

OPTION E         ENVIRONMENTAL SAFETY ENCLOSURE                 1      INCLUDED



--------------------------------------------------------------------------------
        GRAND TOTAL F.O.B. ORWIGSBURG, PA                         $6,100,000.00
--------------------------------------------------------------------------------


D:\QUOTATION\UVQ1455A.ANN

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT NO. C-1455
MODEL BPC-6000


ANNEX NO. 2

                     DATA SHEET FOR HYDRAULIC COMPONENTS


PUMPS................................................VICKERS

FILTERS..............................................VICKERS & HYCON

CONTROLS.............................................VICKERS

ACCUMULATORS.........................................VICKERS OR GREER

FITTINGS & HOSE......................................WEATHER HEAD

CYLINDERS............................................HANNA, PARKER OR EQUIVALENT

HYDRAULIC MOTORS.....................................ROSS/CHAR-LYNN (LOW SPEED)

                                                     VICKERS/VOLVO (HIGH SPEED)

HAND VALVES..........................................TELEDYNE

AIR VALVES...........................................ARO & AUTOMATIC VALVE CO.

AIR FILTERS..........................................ARO

LUBRICATORS..........................................ARO

REGULATORS...........................................ARO

FLOW CONTROLS........................................PARKER OR HYCON

HOSE CARRIERS........................................AMFLEX

FLOW METERS..........................................HEDLAND & FLOTECH

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT NO. C-1455
MODEL BPC-6000


ANNEX NO. 3

                     DATA SHEET FOR ELECTRICAL COMPONENTS


A.C. INVERTER DRIVES...........................ALLEN BRADLEY, SIEMENS

A.C. MOTOR (not motor/pump assembly)...........SIEMENS, BALDOR, GE. (U.S.

                                               Manufactured)

D.C. MOTOR.....................................G.E., SIEMENS, BALDOR

BREAKERS.......................................SQUARE D, SIEMENS

STARTERS AND CONTROL RELAYS....................ALLEN BRADLEY, SIEMENS

PROGRAMMABLE CONTROLLERS.(PLC 2). .............ALLEN BRADLEY, SIEMENS

LIMIT SWITCHES.................................ALLEN BRADLEY, SIEMENS

PUSH-BUTTON SELECTOR SWITCHES..................ALLEN BRADLEY, SIEMENS

ENCLOSURES.....................................HOFFMAN/RITTAL

WIRE TYPE......................................THWN/THHN/MTW

WIRE DUCT (in enclosure).......................PANDUIT

TERMINAL BLOCKS................................ALLEN BRADLEY, SIEMENS

OPERATORS STATIONS.............................STANDARD COLOR GLOSS GRAY

ALL A.C. ENCLOSURES............................STANDARD COLOR FLAT &

                                               HAMMER TONE GRAY

DRIVE ENCLOSURES...............................STANDARD GRAY

INSTRUMENTATION DIGITAL. ......................NEWPORT, RED LION

SPEED POTS.....................................CLAROSTAT

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT NO. C-1455
MODEL BPC-6000


ANNEX NO. 4



                           TECHNICAL SPECIFICATIONS




                        ANNEX NO. 4  INCLUDES 77 PAGES

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


        ONE (1) HETRAN BAR PROCESSING CELL, MODEL BPC-6000

        Complete as per our drawing #4ML-19705C, Rev.O.  The bar processing cell
        features the latest innovations in design and technology.   The cell
        will process automatically, hot rolled and forged bars of carbon steel, alloy steel and stainless steels (Martensitic, Ferritic and Austenitic), tool steels, high speed steels, high nickel alloys, high strength steels, etc.

        The cell has full capability to selectively or automatically perform the operations of:

    -   Black bar pre-straightening;

    -   Lead end cut-off and chamfer;

    -   High speed precision turning;

    -   Finish straightening/burnishing;

    -   Eddy Current Inspection;

    -   High speed bar belt polishing;

    -   Tail end cut off/cut to length;

    -   Tail end cut off;

    -   Digital weighing and printing.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



BAR PROCESSING CELL SPECIFICATIONS:
----------------------------------

Hot rolled and forged bar

entry diameter range:                 1.031" to 6.250"

Finish diameter working range:        1.000" to 6.000"

Bar length working range:             12' to 25' maximum

Diameter tolerance capability:        1.000" to 3.500" (-.000 +.004")

                                      3.500" to 6.000" (-.000 +.006")

Cell throughfeed speed:               up to 80 FPM

Material removal off diameter:        .031" to .500"

Electrical supply:                    460 V., 3 Ph., 60 Hertz

Control voltage:                      110 V., 1 Ph., 60 Hertz

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



        BPC-6000 BAR PROCESSING CELL OPERATION MANPOWER

        It is projected that the BPC-6000, Bar Processing Cell, as designed for Universal Stainless & Alloy Products, Inc. will operate with seven (7) operators per shift plus two (2) crane operators. In addition, two
        (2) maintenance personnel will be required to perform specified scheduled maintenance.

        Notice should be made that the specified operating staff for the bar processing cell is required to realize the maximum level of the cell production capability. Less personnel can be utilized but will contribute to a possible reduction in operating capacity and quality index. Following is an itemization of the specified line operating personnel.

    - One (1) Loading/Crane Operator for raw material loading and placement on Item #1.

    - One (1) Pre-straightener Operator for operation and monitoring of item #4 and surrounding area.

    - Two (2) Abrasive Cut-off Saw Operator for operation and monitoring of Item #11 and #43 surrounding area.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


        BPC-6000 BAR PROCESSING CELL OPERATION MANPOWER
        (continued)

    - One (1) Bar Turning Operator for operation and monitoring of item #16 and surrounding area.

    - One (1) Straightener/Burnisher Operator for operation and monitoring of Item #25 and surrounding area.

    - One (1) Eddy Current Inspection Operator for operation and monitoring of Item #32 and surrounding area.

    - One (1) Bar Belt Polisher Operator for operation and monitoring of Item #37 and surrounding area.

    - One (1) Finished Product/Crane Operator (floating) for Item #47 and surrounding area.

    - Two (2) Staff Maintenance Persons for staggered shift maintenance requirements.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


          ONE (1) HETRAN BAR PRE-STRAIGHTENER, MODEL BS-600P

          The machine is the latest design and is used to pre-straighten bar stock of carbon steel, low alloy steel, stainless steels (Martensitic, Ferritic, Austenitic), tool steel, high speed steels, high nickel alloys, high strength steel, etc.

EQUIPMENT SPECIFICATIONS:
------------------------
  Working range diameter:                       1.031" to 6.250"

  Bar length:                                   min. 12' to 25'

  Line speed:                                   up to 120 FPM

  Angle adjustment top roll:                    approx. 14(degree) to 24(degree)

  Angle adjustment bottom roll:                 approx. 14(degree) to 24(degree)

  Main drive:                                   Two (2) 250 HP DC motors

  Electrical supply:                            460 V., 3 Ph., 60 Hertz

  Control voltage:                              110 V., 1 Ph., 60 Hertz

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


The installation consists of:

Item #1   ONE (1) BAR LOADING TABLE WITH LOADING CRADLE

          A bundle of bars can be placed in cradle then opened. The cradle is then raised by operator unloading bars in a controlled manner onto loading table. The loading table will have supported roller chains to carry bars to loading point, against adjustable bar stop. One bar at a time will then be automatically raised and loaded into the straightener linear entry table.

Item #2   ONE (1) CLAMSHELL LINEAR ENTRY TABLE

          That accept bars from the loading table assembly. The linear feed table is a clamshell-type design with urethane lined blocks for safety and noise abatement. The clamshell closes as a bar is fed by skew pressure rolls into the straightener and it opens to accept the next bar from the bar loading table.

Item #3   TWO (2) HYDRAULIC DRIVEN SKEW PRESSURE ROLL ASSEMBLIES

          Feed the bar under rotation into the straightener, this decreases shock damage to both work-piece and straightening rolls. The skew rolls are arranged vertically.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #4   ONE (1) HETRAN BAR PRE-STRAIGHTENER,

          MODEL BS-600P

  A)      General  Construction
          ---------------------

          Machine will be of vertical two-roll design with the rolls mounted one above the other and each driven by D.C. motor with heavy-duty gear reducers. The upper roll is adjusted up or down for bar size and roll pressure setting. The roll and bracket holder are mounted on a large diameter ram which travels inside the top frame of the machine.

          Screw type adjustment is provided. Both upper (concave) and lower (convex) roll are provided with angular adjustments for selecting optimum angles for pressure distribution for any size bar within the machine's capacity along the face of the rolls.

          Straightener frames are of steel welded/stress relieved construction.

          Four (4) large diameter pre-stressed columns assure rigidity and are arranged with hinged guide mountings to provide easy access for bar guide change.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #4  HETRAN BAR PRE-STRAIGHTENER (continued)

  B)      Straightener Line Speed
          -----------------------

          Straightening speed range will be up to 120 FPM using two (2) 250 HP 650/1800 D.C. motors equipped with reversing SCR control, infinitely variable. Line speed capability is greater than that of the turning machine, to guarantee no limitation of its (turning mk) line speed.

  C)      Adjustments
          -----------

          Upper roll pressure adjustment is motorized by an oil motor with gear reducer unit. The top roll also has hydraulic cylinders to counterbalance any backlash which may develop. Angular adjustments of both rolls are provided to cover the full range of bar diameters and type of material, assuring end to end straightness to all bars, including those with short bends and end kinks.

          Angularity setting of either the top or bottom roll is accomplished by hydraulic cylinders. On completion of these adjustments the rolls are rigidly clamped both for angularity and for pressure setting.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #4  HETRAN BAR PRE-STRAIGHTENER (continued)

  D)      Rolls
          -----

          The machine is installed with one set of rolls to cover the full size range of the machine. Both rolls are designed to provide maximum production and quality of the bar over the entire range of bar sizes and materials. The top roll is concave and the bottom roll is convex with tangent reliefs to deflect the bar over the bottom roll without marking. The specially designed bottom roll profile which is convex produces a radical curvature in the bar as it passes through the machine. This unique profile has the following distinct advantage over the conventional "bottom" roll.

  -       Uniform stressing of the bar surface.

  E)      Bar Guides
          ----------

          Horizontally mounted bar guides (lineals) are provided at front and rear of the machine to cover the full size range . Guides are mounted in specially designed guide holders hinged to the front and rear columns and designed to swing out for bar guide change. Holders are provided with horizontal adjustment. Horizontal mounting of guides facilitates quick change as well as eliminates the heavy cantilevered guide loads which are common to horizontally opposed rolls.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #4   HETRAN BAR PRE-STRAIGHTENER (continued)

          (continued)

          The front and rear bar guides are hydraulically adjustable, operated
          by push-button located at both front and rear of machine.   The
          guides are provided with changeable, high wear resistance bar guides.

          To cover the specified bar range several sets of guides will be required. One complete set is provided with the machine.

  F)      Bar/Roll Lubrication (Coolant)
          ------------------------------

          The coolant or lubricant is self-contained in the machine base and drained into a machine reservoir. The coolant from the reservoir is filtered before spraying onto the bars.

          The system is completely valved and piped ready for operation. Splash guards are provided to contain the coolant within the machine frame.

  G)      Gearboxes
          ---------

          Each roll is individually driven by means of the 250 HP DC Motor via gear reducers through heavy duty universal spindles. Gear shafts are mounted on anti-friction bearings.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


OPTION D ONE (1) C.A.S./COMPUTER PACKAGE, INDUSTRIAL PC CAPABLE TO BE LINKED TO YOUR BUSINESS COMPUTER AUTOMATED STRAIGHTENING CONTROL PROGRAM

          The new bar straightening control software package and activation system, developed by HETRAN, INC., in cooperation with a software company, allows maximum efficiency in set-up and change overs. Pre-adjustment of all machine parameters is done via a monitor-control system. In this system, the computer outputs to all necessary devices, properly adjusting all machine components per the information stored in the computer memory library. This software was developed and proven in an actual production atmosphere in the Shalmet processing facilities.

          The following is a description of the standard features:

          CONTENT:

          CUSTOMIZED DISPLAY AND STORAGE OF MEASUREMENT DATA

          CHANGING OF DIMENSION AND MATERIAL

          DISPLAY OF PRE-ADJUSTMENT PARAMETERS FOR THE STRAIGHTENING PROCESS

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


OPTION D ONE (1) C.A.S./COMPUTER PACKAGE, INDUSTRIAL PC CAPABLE TO BE LINKED TO YOUR BUSINESS COMPUTER AUTOMATED STRAIGHTENING CONTROL PROGRAM

          ORDER DATA:

               ORDER NUMBER                CUSTOMER NAME
               LOT SIZE
               MATERIAL GRADER      TENSILE STRENGTH
               DIAMETER                    TOLERANCE +/- REQUIRED
               PRODUCTION DATE


          MEASUREMENT DATA:

               ROLL ANGLE           (TOP/BOTTOM)
               REVOLUTION DRIVES    (TOP/BOTTOM)
               CURRENT DRIVES              (TOP/BOTTOM)
               STRAIGHTENING FORCE         (TOP ROLL)
               PRESSURE                    (TOP ROLL)
               LINEAL FORCES               (INPUT/OUTPUT)


          CALCULATED DATA:

               ROLL REVOLUTION      (TOP/BOTTOM)
               THROUGHPUT SPEED
               BAR REVOLUTION


          The display of the measured and calculated data is graphically in digital respectively analog form.

          All data are saved under the data string "commission".

          An out-print can be made, so that it is possible to suggest some pre-adjustment parameters for one commission.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


ORDER REPORT
internal

  CUSTOMER TERM                          :    SHALMET Corp.
  QUALITY / GRADE OF MATERIAL            :    100 Cr 6 / 52100
  COMMISSION                             :    TEST--00001
  CHARGE                                 :    C0401
  DIMENSION         [mm]  [in]    :   76.200  3.0000
  PLUS - TOLERANCE  [mm]  [in]    :    0.000  0.0000
  MINUS - TOLERANCE [mm]  [in]    :    0.046  0.0018
  DATE                            :   06/15/92

REVOLUTION MAIN DRIVE        TOP           [U/min]    [RPM]      :    0
                             BOTTOM        [U/min]    [RPM]      :    0
GEAR RATIO                                                       :    0.0
REVOLUTION ROLL              TOP           [U/min]    [RPM]      :    0
                             BOTTOM        [U/min]    [RPM]      :    0
POWER MAIN DRIVE             TOP           [A]                   :    0
                             BOTTOM        [A]                   :    0

STRAIGHTENING SPEED                        [m/min]    [ft/min]   :    0.00  0.00
REVOLUTION BAR                             [U/min]    [RPM]      :    0
ROLL ANGLE                   TOP           [(degree)]            :    0.00
                             BOTTOM        [(degree)]            :    0.00

STRAIGHTENING FORCE                        [MN]       [tonf]     :    0.000 0.0
LOAD PRESSURE                              [bar]      [psi]      :    0     0
LINEAL FORCE A1 BAR ENTRY                  [kN]       [lbf]      :    0     0
             A2 BAR EXIT                   [kN]       [lbf]      :    0     0

             B1 BAR ENTRY                  [kN]       [lbf]      :    0     0
             B2 BAR EXIT                   [kN]       [lbf]      :    0     0
ENTRY  ADJUSTMENT            VALUE 1       [mm]       [in]       :    0     0
                                   2       [mm]       [in]       :    0     0
                             ANGLE                    [(degree)] :    0.0

RUNOUT ADJUSTMENT            VALUE 1       [mm]       [in]       :    0     0
                                   2       [mm]       [in]       :    0     0
                             ANGLE                    [(degree)] :    0.0

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000

ORDER REPORT
selectal

  CUSTOMER TERM                                :    SHALMET Corp.
  QUALITY/ GRADE OF MATERIAL                   :    100 Cr 6 /
                                                    52100
  COMMISSION                                   :    TEST--00001
  CHARGE                                       :    C0401
  DIMENSION                        [mm] [in]:  76.200   3.0000
  PLUS - TOLERANCE                 [mm] [in]:   0.000   0.0000
  MINUS - TOLERANCE                [mm] [in]:   0.046   0.0018

  DATE                                      :  06/15/92

REVOLUTION MAIN DRIVE    TOP  [U/min] [RPM]    :   0
                      BOTTOM  [U/min] [RPM]    :   0
GEAR RATIO                                     :   0.0
REVOLUTION ROLL          TOP  [U/min] [RPM]    :   0
                      BOTTOM  [U/min] [RPM]    :   0
POWER MAIN DRIVE         TOP  [A]              :   0
                      BOTTOM  [A]              :   0

STRAIGHTENING SPEED           [m/min] [ft/min] :   0.00    0.00
REVOLUTION BAR                [U/min] [RPM]    :   0
ROLL ANGLE               TOP  [(degree)]       :   0.00
                      BOTTOM  [(degree)]       :   0.00
STRAIGHTENING FORCE           [MN]    [tonf]   :   0.000   0.0
LOAD PRESSURE                 [bar]   [psi]    :   0       0

LINEAL FORCE  A1 BAR ENTRY    [kN]   [lbf]     :   0       0
              A2 BAR EXIT     [kN]   [lbf]     :   0       0
              B1 BAR ENTRY    [kN]   [lbf]     :   0       0
              B2 BAR EXIT     [kN]   [lbf]     :   0       0

ENTRY ADJUSTMENT     VALUE 1  [mm]   [in]      :   0       0
                           2  [mm]   [in]      :   0       0
                     ANGLE    [(degree)]       :   0.0
RUNOUT ADJUSTMENT    VALUE 1  [mm]   [in]      :   0       0
                           2  [mm]   [in]      :   0       0
                     ANGLE    [(degree)]       :   0.0

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000

ORDER REPORT  selection list

       DATE              from:                  06/01/92  to :     06/30/92
       COMMISSION        from:           TEST--00001  to :         TEST--00099
       DIMENSION   [mm]  from:                    20.000  to :     100.000
                   [in]                           0.7874           3.9370
       MATERIAL    [DIN] from:                    1.0000  to :     1.9999


       SORTED BY  DATE / COMMISSION / DIMENSION / MATERIAL
         ------
       DIMENSION          [in]          :            3.000
       PLUS - TOLERANCE   [in]          :            0.0000
       MINUS - TOLERANCE  [in]          :            0.0018
       DATE                             :           06/15/92

REVOLUTION MAIN DRIVE      TOP         [U/min] [RPM]    :  0
                        BOTTOM         [U/min] [RPM]    :  0
GEAR RATIO                                              :  0.0
REVOLUTION ROLL            TOP         [U/min] [RPM]    :  0
                        BOTTOM         [U/min] [RPM]    :  0
POWER MAIN DRIVE           TOP         [A]              :  0
                        BOTTOM         [A]              :  0
STRAIGHTENING SPEED                    [m/min] [ft/min] :  0.00   0.00
REVOLUTION BAR                         [U/min] [RPM]    :  0
ROLL ANGLE                 TOP         [(degree)]       :  0.00
                        BOTTOM         [(degree)]       :  0.00
STRAIGHTENING FORCE                    [MN]  [tonf]     :  0.000  0.0
LOAD PRESSURE                          [bar] [psi]      :  0      0
LINEAL FORCE  A1 BAR ENTRY             [kN]  [lbf]      :  0      0

              A2 BAR EXIT              [kN]  [lbf]      :  0      0

              B1 BAR ENTRY             [kN]  [lbf]      :  0      0
              B2 BAR EXIT              [kN]  [lbf]      :  0      0

ENTRY  ADJUSTMENT        VALUE 1       [mm]  [in]       :  0      0
                               2       [mm]  [in]       :  0      0
                         ANGLE         [(degree)]       :  0.0
RUNOUT ADJUSTMENT        VALUE 1       [mm]  [in]       :  0      0
                               2       [mm]  [in]       :  0      0
                         ANGLE         [(degree)]       :  0.0

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


ORDER REPORT
for customer

  CUSTOMER TERM                                     :   SHALMET Corp.

  QUALITY / GRADE OF MATERIAL                       :   100 Cr 6 / 52100

  COMMISSION                                        :   TEST--00001

  CHARGE                                            :   C0401

  DIMENSION              [in]                       :   3.000

  PLUS - TOLERANCE       [in]                       :   0.0000

  MINUS - TOLERANCE      [in]                       :   0.0018

  DATE                                              :   06/15/92



REVOLUTION ROLL     TOP           [U/min] [RPM]              :  0

                    BOTTOM        [U/min] [RPM]              :  0

ROLL ANGLE          TOP           [(degree)]                 :  0.00

                    BOTTOM        [(degree)]                 :  0.00

STRAIGHTENING FORCE               [MN]  [tonf]               :  0.000    0.0

LINEAL FORCE        A1 BAR ENTRY  [kN]  [lbf]                :  0        0

                    A2 BAR EXIT   [kN]  [lbf]                :  0        0

                    B1 BAR ENTRY  [kN]  [lbf]                :  0        0

                    B2 BAR EXIT   [kN]  [lbf]                :  0        0

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #5   COMPLETE ELECTRICAL EQUIPMENT FOR PRE-STRAIGHTENER

          MODEL BS-600P


          Manufacturers of electrical equipment as per Annex 3.

  A)      Two (2) DC Straightener Motors
          ------------------------------

          Two (2) 250 HP, totally enclosed, fan cooled DC motors for continuous duty. Anti-friction bearings, drip-proof protected enclosure, a motor mounted tachometer generator, foot mounted, and thermostats are all included.

  B)      Straightening Power Unit
          ------------------------

          One (1) 500 HP power unit for 460 volt, 3 phase, 60 hertz power supply and consisting of the following units, functions and devices in a NEMA 12 enclosure with doors on the front. The panel is suitable for mounting against the wall:

  -       1.15      service factor, with 150% overload capacity.

  -       drive module to include power supply, and drive monitor.

  -       Static instantaneous over-current protection.

  -       Air circuit breaker disconnect with handle through door.

  -       Isolation transformer.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #5   COMPLETE ELECTRICAL EQUIPMENT (continued)

          a. Motor speed regulator to provide 1% speed regulation with timed acceleration and deceleration.

          b.   Magnetic switch disconnection.

          c.   Jogging forward.

          d.   Dynamic braking emergency stop.

          e.   Coast stop normal stop.

          f.   E-Stop Relay.

          g.   One relay for interlocking.

  C)      Operator Station
          ----------------

          One (1) pendulum-type mounted operator station, NEMA type 12, to contain the following devices mounted and wired to terminal boards:

  -       Ampmeter

  -       Voltmeter

  -       Start push-buttons

  -       Stop push-buttons

  -       Clamp and release push-buttons

  -       Speed adjust potentiometer for main drives

  -       Selector switches, etc.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #6   ONE (1) COMPLETE HYDRAULIC POWER SYSTEM

          To service complete straightener installation (skew rolls, pressure rolls, linear entry/exit table etc.) with substation including all necessary piping, hoses, filters, accumulators, pressure gauges, check valves, flow control valves, motors, pumps, etc.

          Power system includes load sensing pressure compensating pumps with pressure and torque limiting controls and electrical proportional control.

Item #7   TWO (2) HYDRAULIC DRIVEN PRESSURE ROLL ASSEMBLIES

          To drive bar from the straightener into the linear exit table. The self centering pressure rolls are arranged vertically. Operated by hydraulic cylinders that are controlled via a pressure relief and speed control valve.

          Load and re-load of the rolls are fully automatically depend on the operation sequence.

Item #8   ONE (1) V-TROUGH EXIT TABLE

          The V-Trough exit table is lined with urethane for safety and noise abatement. The table automatically tilts, releasing the bar onto the transfer/loading table.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #9   TRANSFER/LOADING TABLE

          One (1) transfer/loading table with automatic loading device to pick up one (1) bar at a time and place on saw linear entry table. All bar contact surfaces are polyethylene lined for bar protection and noise abatement.

Item #10  LINEAR ENTRY/EXIT TABLE WITH TRANSFER DEVICE

          One (1) linear entry /exit table with v-rollers accepts bar from transfer/loading table. The v-rollers are individually driven, feeding the bar to and through the saw station. After the bar is fed to and through the saw station, the bars will be transfered to the for loading/transfer table #14.

Item #11  ACO-40 ABRASIVE SAW STATION

          The ACO-40 abrasive saw station will consist of (1) saw assembly utilizing a 40" diameter reinforced abrasive cut-off wheel allowing
          bar cuts up to a maximum diameter of 9".   The saw will be driven by a
          200 HP hydraulic drive system. A variable speed spindle is included and will provide the ability to adjust the abrasive wheel RPM over a wide selection range.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #11  ACO-40 ABRASIVE SAW STATION (continued)

          This capability will permit proper or desired surface-feet-per-minute to be maintained, regardless of the wheel diameter as it is affected by normal wear. The variable speed spindle is controlled by a potentiometer and includes a surface feet per minute digital indicator. The saw is control-fed through the cutting arc by a temposonic controlled hydraulic cylinder and adjusted by a potentiometer. A two-jaw vise is utilized to hold the bars and is controlled by a selector switch. A disposal system is provided for scrap removal and utilizes an eliminator chute and removable scrap container.

          All machine functions are controlled by an Allen-Bradley PLC. The operator panel is provided in a choice of either pedestal mounted type or adjustable overhead style; the user friendly operator panel is arranged in a logical context giving ease of control to all machine functions including:

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #11  ACO-40 ABRASIVE SAW STATION (continued)

     -    Hydraulic system START/STOP control and indicator.

     -    Blade speed potentiometer and surface-feet-per-minute (SFPM) meter.

     -    A spindle revolutions per minute (RPM) meter.

     -    Blade RAISE/LOWER selector switch and indicator.

     -    Pounds-per-square inch (PSI) digital meter.

     -    Vice OPEN/CLOSE selector switch and indicator.

     -    Electrical system ON/OFF switch and indicator.

OPTION E  ENVIRONMENTAL/SAFETY ENCLOSURE

          Totally enclosed sheet metal "House" with sliding door access. Door has shatter-proof glass window with interior window-wiper and light, allow visual inspection.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



ITEM #12  ONE (1) AUTOMATIC CHAMFERING/DEBURR UNIT

          MODEL BC-600

          One (1) automatic chamfering/deburr assembly with a chamfering bit head equipped with four (4) carbide cartridges and a centering mechanism in height. The four carbides are arranged to chamfer a 45(degree) +/- 5(degree) angle. The chamfering bit head is connected to the heavy duty spindle that operates with super precision bearings.

          The axial movement (forward and reverse) of the chamfering head is variable between 0.5mm and 8.0mm and is controlled by a proportional valve, so that chip removal on the chamfered bar ends can be determined per revolutions of the spindle.

          A hydraulic two-jaw vise is utilized to hold the hot rolled and prestraightened bars while being chamfered and is controlled by a selector switch. As the bar is moved to a fixed stopper via the linear entry table, all chamfering depths depend on the variation of the cut angle (90(degree) +/-1(degree)).

          The chamfering machine will work in the dry operation mode.

          The metal removed (chips) will be diverted into a chip bucket.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


ITEM #12  ONE (1) AUTOMATIC CHAMFERING/DEBURR UNIT

          MODEL BC-600 (Continued)

          The chamfering unit is covered with a protective hood hinged for easy access for tool changing.

          The chamfer unit is synchronized with the sequence of the bar intermediate transfer and linear entry table.


Item #13  ONE (1) LINEAR ENTRY/EXIT TABLE (CHAMFER MACHINE)

          With v-rollers accepting bar from bar intermediate transfer table.
          The v- rollers are driven by oil motors, feeding the leading end of the bar to the chamfering unit. The rollers are reversible for manual and/or automatic positioning. The table is height adjustable via temposonic cylinder to match centerline height of hydraulic chamfering vise.

          After the bar top end is chamfered it will be released via a bar lifting device onto the intermediate transfer table and transferred to the bar turning machine. All bar contact surfaces are polyethylene-lined for noise abatement and bar protection.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


          PRE-STRAIGHTENER WITH STANDARD ACCESSORIES

          GENERAL (ITEM #1 THROUGH #13)


          Safety guards will be attached to all equipment; such as, rotating and sliding parts. (Universal drive shafts, skew rolls, etc.) Safety guards will be painted with Osha standard as per customer specifications.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


          ONE (1) HETRAN BAR TURNER INSTALLATION, MODEL BT-6

          Complete, as per our drawing #4ML-19705C, Rev.O. The machine features the newest design and is used for the machining of hot rolled machined straightened bars for carbon steels, alloy steels, stainless steels (Martensitic, Ferritic, Austenitic), tools steels, high speed steels, high nickel alloys, high strength steels, etc.

          The turning heads are equipped with indexable carbide throw-away inserts. The material flow is from left to right as seen from the operator's position.

EQUIPMENT SPECIFICATIONS:
------------------------

Hot rolled machined & straightened

bar diameter:                                 1.031" to 6.250"

Working range finish diameter:                1.000" to 6.000"

Bar length:                                   12' to 25' maximum

Diameter tolerance:                           1.000" to 3.500" (-.000/+.004")

                                              3.500" to 6.000" (-.000/+.006")

Bar throughfeed speed:                        up to 80 FPM

Material removal in diameter:                 .031" to .500"

Main drive motor:                             250 HP DC Motor SCR controlled

Electricity:                                  460 V., 3 Ph., 60 Hertz

Control voltage:                              110 V., 1 Ph., 60 Hertz

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #14  ONE (1) BAR LOADING/TRANSFER TABLE

          One (1) bar loading/transfer table that accepts the bars from the linear exit table of the saw. From there, the bars go through an adjustable stop located in the center of the table. This adjustable stop improves efficiency when processing different size bar lots as well as for loading and unloading of the bars.

          A single bar will be lifted and placed onto the v-shaped transporting
          rollers.   The rolls are driven by oil motors.  The bars are
          continually fed in a fully automatic non-stop manner. The automatic bar lift is controlled by a proximity switch, depending on the operating sequence of the machine.

          The bar loading table is a rigid, welded, steel construction, capable of withstanding a load in excess of approximately 12 tons.

          All cylinders and oil motors are fed from the main hydraulic power unit.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #15  ONE (1) LINEAR ENTRY TABLE

          With v-rollers accepts bars from the bar loading/transfer table. The v-rollers are driven by oil motors, feeding the bar to the infeed assembly. The table is height adjustable to match turning centerline height. The speed of the linear entry table will accommodate the speed to the infeed unit and is infinitely variable to assure bar to bar operation.

Item #16  BAR TURNING MACHINE MODEL BT-6

          including:

          HYDRAULICALLY DRIVEN INFEED UNIT which feeds the bar through the turning machine. The four self centering (4) pressure loaded feed rollers are longitudinally grooved and hydraulically actuated. One
          (1) set of feed rollers cover the full working diameter range. The pressure of the cylinders is adjustable to accommodate bar diameter and stock removal; and can be infinitely variable by a pressure relief valve located on the front side of machine and hydraulic unit.

          The infeed unit also allows for irregular bar diameter faces going
          through the machine.    The 2 sets of pressure rolls, controlled by a
          PLC will load and re-load fully automatically when the end of the previous bar and the beginning of the next bar passes through the roll
          section area.   This important feature protects the infeed roll shaft
          lift, etc.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #16  BAR TURNING MACHINE MODEL BT-6

          (continued)

          BAR TURNING ASSEMBLY consists of a steel weldment constructed housing incorporating the spindle, which is driven through a poly-chain by an infinitely variable, SCR controlled, approximately 250 HP DC drive and via a 2-speed gear box. The spindle runs on super precision angular contact bearings and carries the cutter-head.

          All main spindle bearings are constantly monitored via a temperature control device. If overheating of the bearings occur, the machine will automatically shut down.

          A Tool Wear Compensation Device is included. This device maintains a constant diameter of the bar while the machine is running and is operated via an oil motor.

          Directly in front and in the back of the cutter-head, the self-centering material entry and exit guide assembly is mounted to dampen vibrations and assure the best turning results. The entry guide assembly covers the full finish diameter range. The entry guide assembly is equipped with three (3) hardened jaw plates.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #16  BAR TURNING MACHINE MODEL BT-6

          (continued)

          One (1) cutter-head covering the entire bar size range carries the
          four carbide toolholders.   The machine uses three (3) sizes of tool
          cassettes. The tool cassettes offer a variety of options for using roughing and finishing carbide cutters in various shapes such as round, triangular, square and octagon (international standard). These carbide inserts are arranged individually or in a tandem sequence.

          The precision setup fixture to pre-set the toolholders to a finish bar diameter is included.

          The exit guide assembly is equipped with automatically adjusting guide pads, over the full range of the machine for maximum vibration elimination. Also included is one (1) pair of pinch rolls which are air actuated and self-centering.

          THE CLAMPING CARRIAGE ASSEMBLY consists of a hydraulically operated self-centering clamping carriage, which prevents the bar from turning after the same has left the feed rolls. The clamping carriage runs on rails, which are supported by the machine base. The clamping carriage is hydraulically driven via a rack and pinion assembly with an oil motor.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #16  BAR TURNING MACHINE MODEL BT-6

          (continued)

          This unit will clamp the bar transferred from the infeed unit and then transfer it onto the bar linear exit table. Also included is one (1) pair of pinch rolls which are air actuated and self-centering.

          All of the bar turner units are mounted on a common steel frame base, properly precision aligned with a laser. The base and coolant tank will accommodate approximately 1,000 gallons of coolant solution; therefore, no coolant pit is required. The foundation requirement is minimized to a reinforced concrete floor approximately 12" thick and several anchor bolts for fastening.

          Toolholder size (range)
          -----------------------

          Three (3) complete toolholder sets are included with the machine to cover the full size range. Each toolholder set consists of (4) four individual toolholders, equal in size and capable of utilizing the four cartridge type insert holders, also included.

          Set #1:  25mm - 76mm (1.000" to 3.000")
          Set #2:  76mm - 114mm (3.000" to 4.500")
          Set #3:  114mm - 152mm (4.500" to 6.000")

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #16  BAR TURNING MACHINE MODEL BT-6

          (continued)

          Toolholder change time
          ----------------------

          An alternate set of the toolholders can be prepared for installation in the machine by being equipped with carbides during the peeling operation. The toolholders are adjustable by the included set-up fixture.

          The toolholder set change-over time; from a used toolholder set out of the cutter-head, to a new adjusted toolholder set is between 3 to 6 minutes.

Item #17  ONE (1) LASER MEASURING AND ADJUSTMENT CONTROL

          The Laser measuring device is a data registration processor, which is coupled to a Laser scanner. In connection with the Laser scanner, the Data System is a contactless, automatic measuring system of the highest dissolution. The measuring readout consists of the maximum size, the minimum size, the maximum and the minimum deviation as well as the standard deviation. The Laser compares the effective measurement of the laser scanner to the programmed tolerance limits and evaluates the single conditions.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #17  ONE (1) LASER MEASURING AND ADJUSTMENT CONTROL

          (continued)

          The parameter memory into the Laser is done via a Laser key board. With this key-board on the front pendulum panel, a direct link to the storage memory is possible. The Laser memorizes the measured maximum, minimum, the difference between these both values and calculates the middle value of the measurements as well as the standard deviation.

          The connection to SPS system via a series intersection and the delivery of the measurement data to a separate indicator as well as providing the alarm signs make this equipment an universal measurement data processing station.

          The readout a six-figure number indicator. It shows the selected parameter as well as possible error conditions in indicating the size parameters.

          The measuring principle refers to the laser scanning of the measuring object on the optical measuring field. The laser beam is to be converged on a photocell and reversed into a digital sign. The microprocessor determines the exact diameter from the digital sign.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #17  ONE (1) LASER MEASURING AND ADJUSTMENT CONTROL

          (continued)

          Indication of:  Momentary diameter, adjustable fixed diameter, diameter medium value, minimum diameter and maximum diameter and standard deviation.

          Tolerance indication:  over-, good-, under measure LED diodes.

          Besides the measurement data with all parameters for the peeled bar or wire, the measurement and adjustment control is equipped with a further microprocessor controlled difference counter which evaluates by a phase discriminator with four-fold evaluation.

Item #18  CHIP CONVEYOR

          With high pressure coolant pump, piping, etc. Overload protection is provided, in the event the metal chips become entangled on the steel belt conveyor.

Item #19  COMPLETE ELECTRICAL EQUIPMENT

          Manufacturers of electrical equipment for AC and DC motor control will be as per Annex 3.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #19  COMPLETE ELECTRICAL EQUIPMENT (continued)

      A)  One (1) DC Turner Motor
          -----------------------

          One (1) 250 HP, 650/1800 RPM, totally enclosed, fan cooled DC motor for continuous duty. Anti-friction bearings, drip-proof protected enclosure, a motor mounted tachometer generator, foot mounted, and thermostats are all included.

      B)  One set of slide rails for motor under Item A.
          ----------------------------------------------

      C)  Turner Power Unit
          -----------------

          One (1) 250 HP Power unit for 460 volt, 3 phase, 60 hertz power supply and consisting of the following units, functions and devices in a NEMA 12 enclosure with doors on the front. The panel is suitable for mounting against the wall:

      -   1.15      service factor, with 150% overload capacity.

      -   drive module to include power supply, and drive monitor.

      -   Static instantaneous over-current protection.

      -   Air circuit breaker disconnect with handle through door.

      -   Isolation transformer.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #19  COMPLETE ELECTRICAL EQUIPMENT (continued)

          a. Motor speed regulator to provide 1% speed regulation with timed acceleration and deceleration.

          b.   Magnetic switch disconnection.

          c.   Jogging forward.

          d.   Dynamic braking emergency stop.

          e.   Coast stop normal stop.

          f.   E-Stop Relay.

          g.   One relay for interlocking.

      D)  Operator Station
          ----------------

          One (1) Pendulum type and one (1) Bench type operator station for both machines for industrial PLC (business) computers, NEMA type 12, to contain the following devices mounted and wired to terminal boards:

          Digital Turner motor ammeter.

          Digital Turner speed indicator

          Digital infeed speed indicator (up to

          80 FPM/maximum)

          Turner START push-button.

          Turner STOP push-button.

          Turner JOG FORWARD push-button.

          Infeed START push-button.

          Infeed STOP push-button.

          INFEED JOG FORWARD & JOG REVERSE push-button.

          Clamping Carriage CLAMP-RELEASE push-button.

          Clamping Carriage FEED-OUT push-button.

          Clamping Carriage FORWARD-REVERSE push-button.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #19  COMPLETE ELECTRICAL EQUIPMENT (continued)

          Cylinder OFF-ON selector switches.

          Coolant pump START-STOP push-button.

          Hydraulic pump START-STOP push-button.

          AC POWER ON indicating light.

          STOP RESET illuminated push-button.

          E STOP mushroom head push-buttons.

          Infeed speed adjust potentiometer.

          Turner speed adjust potentiometer.

      E)  Miscellaneous Limit Switches, through-feed speed counting devices
          ----------------------------
          for automatic clamping, etc.

      F)  Monitor for Bar Turning Installation
          ------------------------------------

          One (1) mini computer with CTR display screen which will monitor the bar turning equipment with separate modes indicating all necessary
          functions.   The main function modes are as follows:

      -   Line speed and metal removal tons/hour, spindle RPM, etc.

      -   Data entry of diameter

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #20  ONE (1) COMPLETE HYDRAULIC POWER SYSTEM

          With substation including all necessary piping, hoses, filters, accumulators, pressure gauges, check valves, flow control valves, motors, pumps, etc. Power system includes load sensing pressure compensating pumps with pressure and torque limiting controls and electrical proportional control.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


OPTIONAL EQUIPMENT FOR BT-6 BAR TURNER INSTALLATION

OPTION A ONE (1) VGA/COMPUTER PACKAGE, INDUSTRIAL PC CAPABLE TO BE LINKED TO YOUR BUSINESS COMPUTER

          VGA monitor will display pertinent data concerning (3) modes of bar turner functions:

     1. Diagnostics of the machine such as malfunctioning of switches, sensors, etc.

     2. Production of machine processing such as line speed, metal removal, tons/hour chips and product, spindle RPM, etc.

     3. Data entry for grade of steel, diameter, bar lengths, recommended RPM and throughput speed. A library is be maintained for ease of machine set-up.

     4. Standard software settings can be changed in accordance with your needs. The original source program with code-book is not available because all rights are exclusively reserved by HETRAN, INC. Communication Language is TURBO-PASCAL.

OPTION B  ONE (1) 2000 CFM MIST COLLECTION SYSTEM

          The unit will direct the coolant mist over-spray through the rear area of the bar turner spindle base, drawing mist away from the operator and contributing to the cleanliness of the area.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



OPTION C  CHILLER

          The chiller maintains a constant temperature control of water based coolants that become heated during the peeling process. The chiller is a totally self-contained unit built to industrial standards and utilizes a chip strainer and sediment settling system.

          Compressors are welded, hermetic types; electricals meet NEC standards. The constant temperature of coolant liquids helps maintain the efficiency of the bearings, increase tool life, increase production, and improve quality index.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #21  ONE (1) LINEAR EXIT TABLE

          With v-rollers and hold-down roll assembly. Accepts bar from clamp carriage. The v-rollers are driven by oil motors, driving the bar to the unloading point and allowing the individual bars to be transferred to the intermediate/transfer table to be in alignment with the bar straightener. The table is height adjustable and in accordance with the turning centerline height to accommodate the various sizes of processed bars.

          All hydraulic cylinders and all hydraulic roll motors are fed from a hydraulic power unit.

Item #22  ONE (1) INTERMEDIATE/TRANSFER TABLE

          (FROM TURNER TO STRAIGHTENER)

          The unloading arm assembly will automatically unload bars from the turner linear exit table.

          The unloading table will have supported roller chains to carry bars to
          loading point, against an adjustable bar stop.   The supported roller
          chains will allow movement of those bars which are in excess of the straightness tolerance limit. One bar at a time will then be automatically raised and loaded into the straightener linear entry table.

          All bar contact surfaces will be polyethylene lined for bar protection and noise abatement.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



          An intermediate bar stop is included to allow bars to be either temporarily pooled or separated into bundles.

          BAR TURNING MACHINE WITH STANDARD ACCESSORIES

          GENERAL (ITEM #14 THROUGH #22)

          Safety guards will be attached to all equipment; such as, rotating and sliding parts. (Pinch rolls, Infeed rolls, Clamping Carriage, etc.) Safety guards will be painted with Osha standard as per customer specifications.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


          ONE (1) HETRAN FINISH BAR STRAIGHTENER/BURNISHER

          MODEL BS-600

          The machine is the latest design and is used to straighten/burnish turned bar stock of carbon steel, alloy steel, tool steel, stainless steels (Martensitic, Ferritic, Ausenitic), tool steel, high speed steel, high nickel alloys, high strength steels, etc.

EQUIPMENT SPECIFICATIONS:
------------------------

          Working range diameter:         1.000" to 6.000"

          Bar length:                     12' to 25'

          Line speed:                     up to 120 FPM

          Angle adjustment top roll:      approximately 14(degree) to 24(degree)

          Angle adjustment bottom roll:   approximately 14(degree) to 24(degree)

          Main drive:                     Two (2) 250 HP DC motors

          Electrical supply:              460 V., 3 Ph., 60 Hertz

          Control voltage:                110 V., 1 Ph., 60 Hertz


Item #23  ONE (1) CLAMSHELL LINEAR ENTRY TABLE

          That accept bars from the intermediate/transfer table assembly. The linear feed table is a clamshell-type design with urethane lined blocks for safety and noise abatement. The clamshell closes as a bar is fed by skew pressure rolls into the straightener and it opens to accept the next bar from the intermediate/transfer table.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #24  TWO (2) HYDRAULIC DRIVEN SKEW PRESSURE ROLL

          ASSEMBLIES


          Feed the bar under rotation into the straightener, this decreases shock damage to both work-piece and straightening rolls. The skew rolls are arranged vertically.

          ONE (1) HETRAN BAR STRAIGHTENER/BURNISHER

          MODEL BS-600


          The machine is the latest design and is used to straighten/burnish turned bar stock of carbon steel, low alloy steel, stainless steels (Martensitic, Ferretic, Austenetic), tool steel, high speed steel, high nickel alloy, high strength steel, etc.

EQUIPMENT SPECIFICATIONS:
------------------------

Working range diameter:              1.000" to 6.000"

Bar length:                          min. 12' to 24'

Line speed:                          up to 120 FPM

Angle adjustment top roll:           approximately 14(degree) to 24(degree)

Angle adjustment bottom roll:        approximately 14(degree) to 24(degree)

Main drive:                          Two (2) 250 HP DC motors

Electrical supply:                   460 V., 3 Ph., 60 Hertz

Control voltage:                     110 V., 1 Ph., 60 Hertz

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #25  ONE (1) HETRAN FINISH BAR STRAIGHTENER/BURNISHER

          MODEL BS-600


      A)  General Construction
          --------------------

          Machine will be of vertical two-roll design with the rolls mounted one above the other and each driven by D.C. motor with heavy-duty gear reducers. The upper roll is adjusted up or down for bar size and roll pressure setting. The roll and bracket holder are mounted on a large diameter ram which travels inside the top frame of the machine.

          Screw type adjustment is provided. Both upper (concave) and lower (convex) roll are provided with angular adjustments for selecting optimum angles for pressure distribution for any size bar within the machine's capacity along the face of the rolls.

          Straightener frames are of steel welded/stress relieved construction.

          Four (4) large diameter pre-stressed columns assure rigidity and are arranged with hinged guide mountings to provide easy access for bar guide change.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #25  HETRAN FINISH BAR STRAIGHTENER/BURNISHER (continued)

      B)  Straightener Line Speed
          -----------------------

          Straightening speed range will be up to 120 FPM using two (2) 250 HP 650/1800 D.C. motors equipped with reversing SCR control, infinitely variable. Fast enough not to limit the capacity of the turning machine.

      C)  Adjustments
          -----------

          Upper roll pressure adjustment is motorized by an oil motor with gear reducer unit. The top roll also has hydraulic cylinders to counterbalance any backlash which may develop. Angular adjustments of both rolls are provided to cover the full range of bar diameters and type of material, assuring end to end straightness to all bars, including those with short bends and end kinks.

          Angularity setting of either the top or bottom roll is accomplished by hydraulic cylinders. On completion of these adjustments the rolls are rigidly clamped both for angularity and for pressure setting (hand operated).

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #25  HETRAN FINISH BAR STRAIGHTENER/BURNISHER (continued)

      D)  Rolls
          -----

          The machine is installed with one set of rolls to cover the full size range of the machine. Both rolls are designed to provide maximum production and quality of the bar over the entire range of bar sizes and materials. The top roll is concave and the bottom roll is convex with tangent reliefs to deflect the bar over the bottom roll without marking. The specially designed bottom roll profile which is convex produces a radical curvature in the bar as it passes through the machine. This unique profile has the following distinct advantage over the conventional "bottom" roll.

     -    Uniform stressing of the bar surface.

     - Higher degree of polishing as a result of the increased contact lengths and the differential contact diameters, thereby making it especially suitable for cold finished bars.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #25  HETRAN FINISH BAR STRAIGHTENER/BURNISHER (continued)

      E)  Bar Guides
          ----------

          Horizontally mounted bar guides (lineals) are provided at front and rear of the machine to cover the full size range . Guides are mounted in specially designed guide holders hinged to the front and rear columns and designed to swing out for bar guide change. Holders are provided with horizontal adjustment. Horizontal mounting of guides facilitates quick change as well as eliminates the heavy cantilevered guide loads which are common to horizontally opposed rolls.

          The front and rear bar guides are hydraulically adjustable, operated
          by push-button located at both front and rear of machine.   The guides
          are provided with changeable, high wear resistance bar guides.

          To cover the specified bar range several sets of guides will be required. One complete set is provided with the machine.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #25  HETRAN FINISH BAR STRAIGHTENER/BURNISHER

          (continued)

      F)  Bar/Roll Lubrication (Coolant)
          ------------------------------

          The coolant or lubricant is self-contained in the machine base and drained into a machine reservoir. The coolant from the reservoir is filtered before spraying onto the bars.

          The system is completely valved and piped ready for operation. Splash guards are provided to contain the coolant within the machine frame.

          An air wipe system is provided on the exit end of the straightener to wipe the bar free of lubrication. Different sets are needed for various bar diameters.

      G)  Gearboxes
          ---------

          Each roll is individually driven by means of the 250 HP DC Motor via gear reducers through heavy duty universal spindles. Gear shafts are mounted on anti-friction bearings.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


OPTION E  ONE (1) C.A.S./COMPUTER PACKAGE, INDUSTRIAL PC CAPABLE TO BE LINKED

          TO YOUR BUSINESS COMPUTER AUTOMATED STRAIGHTENING CONTROL PROGRAM


          The new bar straightening control software package and activation system, developed by HETRAN, INC., in cooperation with a software company, allows maximum efficiency in set-up and change overs. Pre-adjustment of all machine parameters is done via a monitor-control system. In this system, the computer outputs all necessary devices, properly adjusting all machine components per the information stored in the computer memory library. This software was developed and proven in an actual production atmosphere in the Shalmet processing facilities. The following is a description of the standard features:


          CONTENT:

          CUSTOMIZED DISPLAY AND STORAGE OF MEASUREMENT DATA

          CHANGING OF DIMENSION AND MATERIAL

          DISPLAY OF PRE-ADJUSTMENT PARAMETERS FOR THE STRAIGHTENING PROCESS

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


OPTION E  ONE (1) C.A.S./COMPUTER PACKAGE, INDUSTRIAL PC CAPABLE TO BE LINKED

          TO YOUR BUSINESS COMPUTER AUTOMATED STRAIGHTENING CONTROL PROGRAM


          ORDER DATA:

               ORDER NUMBER                CUSTOMER NAME
               LOT SIZE
               MATERIAL GRADER             TENSILE STRENGTH
               DIAMETER                    TOLERANCE +/- REQUIRED
               PRODUCTION DATE

          MEASUREMENT DATA:

               ROLL ANGLE                  (TOP/BOTTOM)
               REVOLUTION DRIVES           (TOP/BOTTOM)
               CURRENT DRIVES              (TOP/BOTTOM)
               STRAIGHTENING FORCE         (TOP ROLL)
               PRESSURE                    (TOP ROLL)
               LINEAL FORCES               (INPUT/OUTPUT)

          CALCULATED DATA:

               ROLL REVOLUTION             (TOP/BOTTOM)
               THROUGHPUT SPEED
               BAR REVOLUTION


          The display of the measured and calculated data is graphically in digital respectively analog form.

          All data are saved under the data string "commission".

          An out-print can be made, so that it is possible to suggest some pre-adjustment parameters for one commission.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


ORDER REPORT
internal

  CUSTOMER TERM                          :   SHALMET Corp.
  QUALITY / GRADE OF MATERIAL            :   100 Cr 6 / 52100
  COMMISSION                             :   TEST--00001
  CHARGE                                 :   C0401
  DIMENSION            [mm]  [in]        :   76.200  3.0000
  PLUS - TOLERANCE     [mm]  [in]        :   0.000   0.0000
  MINUS - TOLERANCE    [mm]  [in]        :   0.046   0.0018
  DATE                                   :   06/15/92

REVOLUTION MAIN DRIVE  TOP       [U/min] [RPM]    :   0
                       BOTTOM    [U/min] [RPM]    :   0
GEAR RATIO                                        :   0.0
REVOLUTION ROLL        TOP       [U/min] [RPM]    :   0
                       BOTTOM    [U/min] [RPM]    :   0
POWER MAIN DRIVE       TOP       [A]              :   0
                       BOTTOM    [A]              :   0

STRAIGHTENING SPEED              [m/min] [ft/min] :   0.00    0.00
REVOLUTION BAR                   [U/min] [RPM]    :   0
ROLL ANGLE             TOP       [(degree)]       :   0.00
                       BOTTOM    [(degree)]       :   0.00
STRAIGHTENING FORCE              [MN]  [tonf]     :   0.000   0.0
LOAD PRESSURE                    [bar] [psi]      :   0       0
LINEAL FORCE    A1 BAR ENTRY     [kN]  [lbf]      :   0       0
                A2 BAR EXIT      [kN]  [lbf]      :   0       0
                B1 BAR ENTRY     [kN]  [lbf]      :   0       0
                B2 BAR EXIT      [kN]  [lbf]      :   0       0
ENTRY  ADJUSTMENT      VALUE 1   [mm]  in]        :   0       0
                             2   [mm]  [in]       :   0       0
                       ANGLE     [(degree)]       :   0.0
RUNOUT ADJUSTMENT      VALUE 1   [mm]  [in]       :   0       0
                             2   [mm]  [in]       :   0       0
                       ANGLE     [(degree)]       :   0.0

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


ORDER REPORT
selectal

  CUSTOMER TERM                                           :     SHALMET Corp.
  QUALITY/ GRADE OF MATERIAL                              :     100 Cr6 / 52100
  COMMISSION                                              :     TEST--00001
  CHARGE                                                  :     C0401
  DIMENSION                     [mm] [in] :  76.200    3.0000
  PLUS - TOLERANCE              [mm] [in] :   0.000    0.0000
  MINUS - TOLERANCE             [mm] [in] :   0.046    0.0018
  DATE                                    :  06/15/92

REVOLUTION MAIN DRIVE  TOP      [U/min] [RPM]    :         0
                       BOTTOM   [U/min] [RPM]    :         0
GEAR RATIO                                       :         0.0
REVOLUTION ROLL        TOP      [U/min] [RPM]    :         0
                       BOTTOM   [U/min] [RPM]    :         0
POWER MAIN DRIVE       TOP      [A]              :         0
                       BOTTOM   [A]              :         0
STRAIGHTENING SPEED             [m/min] [ft/min] :         0.00    0.00
REVOLUTION BAR                  [U/min] [RPM]    :         0

ROLL ANGLE             TOP      [(degree)]       :         0.00
                       BOTTOM   [(degree)]       :         0.00

STRAIGHTENING FORCE             [MN]  [tonf]     :         0.000   0.0
LOAD PRESSURE                   [bar] [psi]      :         0       0

LINEAL FORCE  A1 BAR ENTRY      [kN]  [lbf]      :         0       0
              A2 BAR EXIT       [kN]  [lbf]      :         0       0
              B1 BAR ENTRY      [kN]  [lbf]      :         0       0
              B2 BAR EXIT       [kN]  [lbf]      :         0       0
ENTRY  ADJUSTMENT    VALUE 1    [mm]  [in]       :         0       0
                           2    [mm]  [in]       :         0       0
                     ANGLE      [(degree)]       :         0.0
RUNOUT ADJUSTMENT    VALUE 1    [mm]  [in]       :         0       0
                           2    [mm]  [in]       :         0       0
                     ANGLE      [(degree)]       :         0.0

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


ORDER REPORT  selection list

   DATE                   from:        06/01/92       to :   06/30/92
   COMMISSION             from:        TEST--00001    to:    TEST--00099
   DIMENSION      [mm]    from:        20.000         to:    100.000
                  [in]                 0.7874                3.9370
   MATERIAL       [DIN]   from:        1.0000         to :   1.9999

   SORTED BY  DATE /    COMMISSION /    DIMENSION /    MATERIAL
                         ------
   DIMENSION              [in]    :          3.000
   PLUS  - TOLERANCE      [in]    :          0.0000
   MINUS - TOLERANCE      [in]    :          0.0018
   DATE                           :          06/15/92

REVOLUTION MAIN DRIVE     TOP          [U/min]       [RPM]    :    0
                          BOTTOM       [U/min]       [RPM]    :    0
GEAR RATIO                                                    :    0.0
REVOLUTION ROLL           TOP          [U/min]       [RPM]    :    0
                          BOTTOM       [U/min]       [RPM]    :    0
POWER MAIN DRIVE          TOP          [A]                    :    0
                          BOTTOM       [A]                    :    0
STRAIGHTENING SPEED                    [m/min]       [ft/min] :    0.00    0.00
REVOLUTION BAR                         [U/min]       [RPM]    :    0
ROLL ANGLE                TOP          [(degree)]             :    0.00
                          BOTTOM       [(degree)]             :    0.00
STRAIGHTENING FORCE                    [MN]          [tonf]   :    0.000   0.0
LOAD PRESSURE                          [bar]         [psi]    :    0       0
LINEAL FORCE         A1 BAR ENTRY      [kN]          [lbf]    :    0       0
                     A2 BAR EXIT       [kN]          [lbf]    :    0       0
                     B1 BAR ENTRY      [kN]          [lbf]    :    0       0
                     B2 BAR EXIT       [kN]          [lbf]    :    0       0
ENTRY  ADJUSTMENT           VALUE 1    [mm]          [in]     :    0       0
                                  2    [mm]          [in]     :    0       0
                            ANGLE      [(degree)]             :    0.0
RUNOUT ADJUSTMENT           VALUE 1    [mm]          [in]     :    0       0
                                  2    [mm]          [in]     :    0       0
                            ANGLE      [(degree)]             :    0.0

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



ORDER REPORT
for customer

  CUSTOMER TERM                         :        SHALMET Corp.

  QUALITY / GRADE OF MATERIAL           :        100 Cr 6 / 52100

  COMMISSION                            :        TEST--00001

  CHARGE                                :        C0401

  DIMENSION                [in]         :        3.000

  PLUS - TOLERANCE         [in]         :        0.0000

  MINUS - TOLERANCE        [in]         :        0.0018

  DATE                                  :        06/15/92



REVOLUTION ROLL          TOP         [U/min] [RPM]   :       0

                         BOTTOM      [U/min] [RPM]   :       0

ROLL ANGLE               TOP         [(degree)]      :       0.00

                         BOTTOM      [(degree)]      :       0.00

STRAIGHTENING FORCE                   MN]  [tonf]    :       0.000    0.0

LINEAL FORCE      A1 BAR ENTRY       [kN]  [lbf]     :       0  0

                  A2 BAR EXIT        [kN]  [lbf]     :       0        0

                  B1 BAR ENTRY       [kN]  [lbf]     :       0        0

                  B2 BAR EXIT        [kN]  [lbf]     :       0        0




Item #26  COMPLETE ELECTRICAL EQUIPMENT FOR

          STRAIGHTENER/BURNISHER, MODEL BS-600


          Manufacturers of electrical equipment as per ANNEX NO. 3.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


      A)  Two (2) DC Straightener Motors
          ------------------------------

          Two (2) 250 HP, totally enclosed, fan cooled DC motors for continuous duty. Anti-friction bearings, drip-proof protected enclosure, a motor mounted tachometer generator, foot mounted, and thermostats are all included.

      B)  Straightening Power Unit
          ------------------------

          One (1) 500 HP Power unit for 460 volt, 3 phase, 60 hertz power supply and consisting of the following units, functions and devices in a NEMA 12 enclosure with doors on the front. The panel is suitable for mounting against the wall:

      -   1.15 service factor, with 150% overload capacity.

      -   Drive module to include power supply, and drive monitor.

      -   Static instantaneous over-current protection.

      -   Air circuit breaker disconnect with handle through door.

      -   Isolation transformer.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #26  COMPLETE ELECTRICAL EQUIPMENT (continued)

          a. Motor speed regulator to provide 1% speed regulation with timed acceleration and deceleration.

          b.   Magnetic switch disconnection.

          c.   Jogging forward.

          d.   Dynamic braking emergency stop.

          e.   Coast stop normal stop.

          f.   E-Stop Relay.

          g.   One relay for interlocking.


Item #26  COMPLETE ELECTRICAL EQUIPMENT (continued)

      C)  Operator Station
          ----------------

          One (1) pendulum type mounted operator station, NEMA type 12, to contain the following devices mounted and wired to terminal boards:

      -   Ampmeter

      -   Voltmeter

      -   Start push-buttons

      -   Stop push-buttons

      -   Clamp and release push-buttons

      -   Speed adjust potentiometer for main drives

      -   Selector switches, etc.


Item #27  ONE (1) COMPLETE HYDRAULIC POWER SYSTEM

          To service complete straightener installation (skew rolls, pressure rolls, linear entry/exit table etc.) with substation including all necessary piping, hoses, filters, accumulators, pressure gauges, check valves, flow control valves, motors, pumps, etc.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


          Power system includes load sensing pressure compensating pumps with pressure and torque limiting controls and electrical proportional control.

Item #28  TWO (2) HYDRAULIC DRIVEN PRESSURE ROLL ASSEMBLIES

          To drive bar from the straightener into the linear exit table. The self centering pressure rolls are arranged vertically. Operated by hydraulic cylinders that are controlled via a pressure relief and speed control valve.

          Load and re-load of the rolls are fully automatically depend on the operation sequence.

Item #29  ONE (1) V-TROUGH EXIT TABLE

          The V-Trough exit table is lined with urethane for safety and noise abatement. The table automatically tilts, releasing the bar onto the linear entry table #31.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #30  ONE (1) LASER ANALYSIS UNIT WITH SPC/CPK

          The Laser measuring device is a data registration processor, which is coupled to a Laser scanner. In connection with the Laser scanner, the Data System is a contactless, automatic measuring system of the highest dissolution. The measuring readout consists of the maximum size, the minimum size, the maximum and the minimum deviation as well as the standard deviation. The Laser compares the effective measurement of the laser scanner to the programmed tolerance limits and evaluates the single conditions.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #30  ONE (1) LASER ANALYSIS UNIT WITH SPC/CPK (Continued)

          The parameter memory into the Laser is done via a Laser key board. With this key-board on the front pendulum panel, a direct link to the storage memory is possible. The Laser memorizes the measured maximum, minimum, the difference between these both values and calculates the middle value of the measurements as well as the standard deviation.

          The connection to SPS system via a series intersection and the delivery of the measurement data to a separate indicator as well as providing the alarm signs make this equipment an universal measurement data processing station.

          The readout a six-figure number indicator. It shows the selected parameter as well as possible error conditions in indicating the size parameters.

          The measuring principle refers to the laser scanner of the measuring object on the optical measuring field. The laser beam is to be converged on a photocell and reversed into a digital sign. The microprocessor determines the exact diameter from the digital sign.

          Indication of:   Momentary diameter, adjustable
                           fixed diameter, diameter medium
                           value, minimum diameter and
                           maximum diameter and standard
                           deviation.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #30  ONE (1) LASER ANALYSIS UNIT WITH SPC/CPK (Continued)

          Tolerance indication:      over-, good-, under measure LED diodes.

          Besides the measurement data with all parameters for the peeled bar or wire, the Laser measurement unit is equipped with a further microprocessor controlled difference counter which evaluates by a phase discriminator with four-fold evaluation. System will provide print outs of total SPC/CPK readings.


Item 31   LINEAR ENTRY TABLE (FOR EDDY CURRENT INSPECTION)

          To accept (1) bar at a time from the v-trough exit table. The table includes v-rollers, individually driven and height adjustable. The table is height adjustable to maintain the proper center height of the bars. All rolls are cast nylon so as not to mark the bar.


Item 32   ONE (1) EDDY CURRENT INSPECTION UNIT

          In order to receive an accurate electrical signal, it is a standard practice to use a sample piece of bar with a reference notch of known depth to check final setup and to adjust sensitivity. The same sample piece can be used to check calibration at regular intervals, to assure that the instrument is continuing to operate correctly. A setup is done for each different grade and bar size.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item 32   ONE (1) EDDY CURRENT INSPECTION UNIT (Continued)

          The inspection process can operate automatically with defects in the material creating signals that activate alarms, flaw lights, digital counters, or other devices.

          A digital counter can indicate the approximate total length of defective material in a bar providing a quick basis for evaluation.

          Eddy current device has a rotating probe that rotates at high speed around the material which is moved longitudinally and scans its surface helically. The rotating probe concentrates on a very small part of the overall circumferential surface when testing.

          Thus, even an extremely small material defect represents a major disturbance, in percentage terms by comparison with this relatively small material surface area scanned by the probe. The rotating probe passes over the defect with each revolution and issues a signal every time.


Item #33  ONE (1) LINEAR EXIT TABLE WITH TRANSFER DEVICE

          To receive bars from eddy current laser inspection and then unloads bars to the reject table or unloads the bar to the transfer table. Table assembly consists of v-rollers, individually driven and height adjustable. All rolls are cast nylon so as not to mark the bar.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #34  ONE (1) REJECT TABLE

          To accept rejected bars (as determined by the eddy current inspection equipment). Multiple bars can restored for future determination. All bar contact surfaces will be polyethylene-lined for noise abatement and bar protection. An unload-arm assembly is included.


Item #35  ONE (1)  TRANSFER/LOADING TABLE

          One (1) bar transfer/loading table that accepts the bars from the linear exit table of the eddy current unit. The bars will subsequently travel to an adjustable stop located in the center of the table. The bars will then proceed to a second stop for automatic loading onto the skew roller entry table of the polishing station.

          The single bar will be lifted and placed onto the skew roller entry table. The rolls are driven by oil motors. The bars are continually fed in a skewed manner, into the bar polishers.

          All bar contact surfaces are polyethelene lined for bar protection and noise abatement.


Item #36  ONE (1) SKEW ROLLER LINEAR ENTRY TABLE

          To accommodate and guide 12' to 25' long bars through the 3-bar belt polisher station. The skew roll sets provide rotational and axial polished. They are driven by the hydraulic motors.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



          The skew rolls are adjustable via hydraulic cylinder in order to set a desired skew angle to transport the bar while it is rotating. The skew rolls are reversible if more than one pass is required. The roll surface is polyurethane to protect the bars from being scratched.

          ONE (1) AUTOMATIC ABRASIVE POLISHING MACHINE

          MODEL BBP-6


EQUIPMENT SPECIFICATIONS:
------------------------
          Bar diameter range:              1.000" to 6.000"

          Bar length:                      12' to 25'

          Bar feeding speed:               up to 80 FPM

          Incoming Straightness Tol.:      .125" in 5' minimum

          Abrasive belt:                   10" wide x 125" endless

                                           12.5" wide x 125" endless

          Drive motors:                    3-30 HP AC Motor Drives,

                                           inverter controlled


Item #37  ONE (1) AUTOMATIC ABRASIVE POLISHING MACHINE

          MODEL BBP-6

          To polish bars from 1.000" to 6.000" maximum diameter. The automatic abrasive polishing M/C uses an endless abrasive belt 10" wide x 125" endless or 12.5" wide x 125" endless. Each station of the automatic abrasive polishing M/C consists of one drive roll, one tracking (1) roll and one (1) idler roll. Each polisher is driven by a 30 HP 1800 RPM AC energy efficient motor inverter controlled, 460 V., 3 phase, 60 Hertz. Completely assembled, including all necessary accessories and dust collecting system.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



          The entire assembly is enclosed in a sheet metal "House" with sliding door accesses to guarantee environmental protection regulations. Doors have shatter-proof glass windows to allow visual inspection.


Item #38  COMPLETE ELECTRICAL EQUIPMENT

          Manufacturers of electrical equipment for AC motor control will be SIEMENS or ABB.

      A)  Three (3) AC Bar Belt Polisher Motors
          -------------------------------------

          Three (3) 30 HP, 1800 RPM, AC energy efficient motors, 460 V., 3 Phase, 60 Hertz.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #38  COMPLETE ELECTRICAL EQUIPMENT

          (continued)

      B)  One set of adjustable hinge bases for motors under Item A.
          ----------------------------------------------------------

      C)  Bar Belt Polisher Power Unit
          ----------------------------

          One power unit for 460 Volt, 3 Phase, 60 Hertz power supply and consisting of the following units, functions and devices in a NEMA 12 enclosure with doors on the front. The panel is suitable for mounting against the wall.

      D)  Operator Station
          ----------------

          One (1) bench type operator station for three bar belt machines for industrial PLC computers, NEMA type 12, to contain the several devices mounted and wired to terminal boards.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



      E)  One Programmable Controller
          ---------------------------

          With special-purpose central processor which uses the ALLEN BRADLEY CPU, optimized for logic and PID control. By using a number of central processors, the automation task can be broken down into manageable parts. Each processor executes its program independently of the other processors. This increases the overall processing rate.

      F)  Miscellaneous Limit Switches, through-feed speed counting devices,
          ----------------------------
          etc.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #39  ONE (1) COMPLETE HYDRAULIC POWER SYSTEM

          The generator and distributor are connected to one hydraulic system including all necessary piping, hoses, filters, accumulators, pressure gauges, check valves, flow control valves, motors, pumps, etc.

          Power system includes load sensing pressure compensating pumps with pressure and torque limiting controls and electrical proportional control.

          Heat exchanger keeps the temperature within the operating limits. Sensors monitor the oil level and high temperature limits. All hydraulic units are factory calibrated and tested to HETRAN's specifications.


Item #40  ONE (1) SKEW ROLLER LINEAR EXIT TABLE

          To accommodate 12' to 25' long bars after the 3 bar belt polisher station. The skew roll sets provide rotational and axial motion of the bars while bar is being polished. They are driven by the hydraulic motors.

          The skew rolls are adjustable via hydraulic cylinder in order to set a desired skew angle to transport the bar while it is rotating. The skew rolls are reversible if more than one pass is required. The roll surface is polyurethane lined for bar protection and noise abatement.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #41  ONE (1)  TRANSFER/LOADING TABLE

          Table will pick up bars from the skewed roller exit table and transfer the bars to a bar stop. One (1) transfer/loading table with automatic loading device to pick up one (1) bar at a time and place on saw linear entry table. All bar contact surfaces are polyethylene lined for bar protection and noise abatement.


Item #42  ONE (1) LINEAR ENTRY/EXIT TABLE WITH TRANSFER DEVICE

          Linear entry/exit table with v-rollers accepts bars from transfer/loading table. The v-rollers are individually driven, feeding the bar to and through the saw station. After the bar is fed to and through the saw station, the bars will advance to the chamfering unit.

          The ACO-40 abrasive saw station will consist of (1) saw assembly utilizing a 40" diameter reinforced abrasive cut-off wheel allowing bar cuts up to a maximum diameter of 9". The saw will be driven by a 200 HP hydraulic drive system. A variable speed spindle is included and will provide the ability to adjust the abrasive wheel RPM over a wide selection range.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #43  ACO-40 ABRASIVE SAW STATION (Continued)

          This capability will permit proper or desired surface-feet-per-minute to be maintained, regardless of the wheel diameter as it is affected by normal wear. The variable speed spindle is controlled by a potentiometer and includes a surface feet per minute digital indicator. The saw is control-fed through the cutting arc by a temposonic controlled hydraulic cylinder and adjusted by a potentiometer. A two-jaw vise is utilized to hold the bars and is controlled by a selector switch. A disposal system is provided for scrap removal and utilizes an eliminator chute and removable scrap container.

          All machine functions are controlled by an Allen Bradley PLC. The operator panel is provided in a choice of either pedestal mounted type or adjustable overhead style; the user friendly operator panel is arranged in a logical context giving ease of control to all machine functions including:

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #43  ACO-40 ABRASIVE SAW STATION (Continued)

      -   Hydraulic system START/STOP control and indicator.

      -   Blade speed potentiometer and surface-feet-per-minute (SFPM) meter.

      -   A spindle revolutions per minute (RPM) meter.

      -   Blade RAISE/LOWER selector switch and indicator.

      -   Pounds-per-square inch (PSI) digital meter.

      -   Vice OPEN/CLOSE selector switch and indicator.

      -   Electrical system ON/OFF switch and indicator.


OPTION E  ENVIRONMENTAL/SAFETY ENCLOSURE

          Totally enclosed sheet metal "House" with sliding door access. Door has shatter-proof glass window with interior window-wiper and light, allow visual inspection.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #44  ONE (1) TRANSFER/LOADING TABLE

          Transfer/loading table with automatic loading device to pick up one
          (1) bar at a time from the saw exit table and place on the tail end chamfer station. All bar contact surfaces are polyethylene lined for bar protection and noise abatement.


Item #45  ONE (1) LINEAR ENTRY/EXIT TABLE (CHAMFER MACHINE)

          With v-rollers accepting bar from bar intermediate transfer table. The v- rollers are driven by oil motors, feeding the tail end of the bar to the chamfering unit. The rollers are reversible for manual and/or automatic positioning. The table is height adjustable via temposonic cylinder to match centerline height of hydraulic chamfering vise.

          After the bar tail end is chamfered it will be released via a bar lifting device onto the intermediate transfer table and transferred to the bar end alignment assembly. All bar contact surfaces are polyethylene lined for noise abatement and bar protection.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #46  ONE (1) AUTOMATIC CHAMFERING/DEBURR UNIT

          MODEL BC-600

          One (1) automatic chamfering/deburr assembly with a chamfering bit head equipped with four (4) carbide cartridges and a centering mechanism in height. The four carbides are arranged to chamfer a 45(degree) +/- 5(degree) angle. The chamfering bit head is connected to the heavy duty spindle that operates with super precision bearings.

          The axial movement (forward and reverse) of the chamfering head is variable between 0.5mm and 8.0mm and is controlled by a proportional valve, so that chip removal on the chamfered bar ends can be determined per revolutions of the spindle.

          A hydraulic two-jaw vise is utilized to hold the peeled bars while being chamfered and is controlled by a selector switch. As the bar is moved to a fixed stopper via the linear entry table, all chamfering depths depend on the variation of the cut angle (90(degree) +/- 1(degree)).

          The chamfering machine will work in the dry operation mode.

          The metal removed (chips) will be diverted into a chip bucket.

          The chamfering unit is covered with a protective hood hinged for easy access for tool changing.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #46  ONE (1) AUTOMATIC CHAMFERING/DEBURR UNIT

          MODEL BC-600 (Continued)

          The chamfer unit is synchronized with the sequence of the bar intermediate transfer and linear entry table.


Item #47  ONE (1) BAR END ALIGNMENT ASSEMBLY

          One (1) bar stop/bar-end-alignment assembly (with replaceable steel pad on "pusher plate"), which will align trailing end of each bar before allowing bar into weigh cradle. Replaceable inserts will be provided where bar slides during alignment.


Item #48  ONE (1) SOFT DROP WEIGH CRADLE

          Complete, including electronics for scale, digital indicator, ticket printer for certification and expandable urethane bands for soft drop.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



Item #48  ONE (1) SOFT DROP WEIGH CRADLE (continued)

          The weigh cradle is designed using a heavy tubular reinforced weldment frame construction with rack stands and utilizing a unique flex rubber band system. This rubber band system allows for continuous soft placement of the bars into the weigh cradle while minimizing noise and marking of the bars. The soft drop weigh cradle is located immediately next to the inspection tables and mounted independently, for accurate calibration of the bundle weights and trouble free function. Maximum weights of 10,000 lbs. are allowed and weighed by the four load cells located below the frame construction.

          The specification of the load cells and scale systems are as follows:

          Type : Load-cell type

          Capacity: max. 10,000 lbs.

          Precision: within +/- 2 lbs.

          Indication: digital figure, min. unit 1 lb.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


Item #48  ONE (1) SOFT DROP WEIGH CRADLE (continued)

          The calibration of the cells is done under consideration of the gravity acceleration in the weigh unit "lbs". Tare weights are deducted automatically by pushing a button, resulting in accurate weight values. The resultant weight value is then automatically printed out on a tag by a dot matrix label printer.

          The load cells are equipped with multi-redundant environmental barriers and stainless steel sealed plates that guard against any moisture from penetrating or any other barometric effects. The operating temperature range of the cells is between 1(degree)F to 150(degree)F and the safe overload is approximately 150%.


          AUTOMATIC ABRASIVE POLISHING MACHINE AREA STANDARD

          ACCESSORIES

          GENERAL (ITEM #23 THROUGH #48)

          Safety guards will be attached to all equipment; such as, rotating and sliding parts. (Skew rolls, pressure rolls, universal drive shafts, D.C. drive couplings, etc.) Safety guards will be painted with standard Osha paint according to customer specifications.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



ANNEX NO. 5

GENERAL SPECIFICATIONS:


     The line is designed that it is operated not only automatically, but also manually in each block.

     The line is provided with trouble shooting system such as automatic shut-down and inter-lock mechanism, the arrangement of indicators, displays and alarm etc.

     Safety guards will be attached to any dangerous parts, such as rotating and sliding parts.

     The structure will allow easy maintenance.

     The line will be designed to control the noise caused by material drop.

     All components will comply with OSHA regulations.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


ANNEX NO. 6                                                               1 OF 9

                         GENERAL TERMS AND CONDITIONS

PRICES:

          The above prices are quoted for delivery F.O.B. Orwigsburg, PA


DELIVERY:

          The specified dates for delivery are as follows, based     on receipt
of purchase order, down payment and signature     of this contract on Monday,
November 11, 1997.


          July 1, 1998:


          ITEM #1    BAR LOADING TABLE WITH LOADING CRADLE;

          ITEM #2    CLAMSHELL LINEAR ENTRY TABLE;

          ITEM #3    HYDRAULIC DRIVEN SKEW PRESSURE ROLL ASSEMBLIES

          ITEM #4    PRE-STRAIGHTENER, MODEL BS-600P

          OPTION A   VGA/COMPUTER SYSTEM

          ITEM #5    COMPLETE ELECTRICAL EQUIPMENT

          ITEM #6    COMPLETE HYDRAULIC POWER SYSTEM

          ITEM #7    HYDRAULIC DRIVEN PRESSURE ROLL ASSEMBLIES

          ITEM #8    V-TROUGH EXIT TABLE

          ITEM #9    TRANSFER/LOADING TABLE

          ITEM #10   LINEAR ENTRY/EXIT WITH TRANSFER DEVICES

          ITEM #11   ACO-40 PRECISION ABRASIVE CUT-OFF SAW

          OPTION E   ENVIRONMENTAL SAFETY ENCLOSURE

          ITEM #13   LINEAR ENTRY/EXIT TABLE (CHAMFER)

          ITEM #14   BAR LOADING TABLE/TRANSFER TABLE

          ITEM #15   LINEAR ENTRY TABLE

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



ANNEX NO. 6                                                               2 OF 9

                         GENERAL TERMS AND CONDITIONS

          ITEM #16   BAR TURNING MACHINE MODEL BT-6

                     CONSISTING OF: INFEED UNIT

                                        BAR PEELING ASSEMBLY

                                        ADJUSTABLE HEAD

                                        CLAMPING CARRIAGE ASSEMBLY

          OPTION A   VGA COMPUTER PACKAGE

          OPTION B   2000 CFM MIST COLLECTION SYSTEM

          OPTION C   SYSTEM CHILLER

          ITEM #17   LASER MEASURING AND ADJUSTMENT CONTROL

          ITEM #18   CHIP CONVEYOR

          ITEM #19   COMPLETE ELECTRICAL EQUIPMENT

          ITEM #20   COMPLETE HYDRAULIC POWER SYSTEM

          ITEM #21   LINEAR EXIT TABLE

          ITEM #22   INTERMEDIATE/TRANSFER TABLE

          ITEM #31   LINEAR ENTRY TABLE

          ITEM #32   EDDY CURRENT INSPECTION STATION

          ITEM #33   LINEAR EXIT TABLE WITH TRANSFER DEVICE

          ITEM #34   REJECT TABLE

          ITEM #48   SOFT DROP WEIGH CRADLE ASSEMBLY

          November 1, 1998:

          All remaining items as per specification in Contract
          C-1455 and drawing #4ML-19705C, Rev.O.

          NOTE:

          Hetran, Inc., as per agreement with UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC., will deviate from normal procedure and finish assemble the pre-straightener, lead saw, bar turner and eddy current machines and surrounding material handling equipment in the UNIVERSAL STAINLESS & ALLOY PRODUCTS,INC. facility. This deviation is agreed to and made to allow delivery of the

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



ANNEX NO. 6                                                               3 OF 9

                         GENERAL TERMS AND CONDITIONS

          above sections of the cell in eight (8) months from receipt of purchase order and down payment. The remaining items of the processing line will be assembled and tested by normal procedure in Hetran facilities and then shipped to UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC. facility for installation.


PAYMENT TERMS:

     $ 1,000,000.00 down payment by wire transfer to be received no later than Monday, November 10, 1997.

     $ 1,500,000.00 down payment due by wire transfer, served by L/C, no later than Friday, November 21, 1997

     $ 1,300,000.00 payment due by wire transfer by Friday, January 30, 1998, secured by UCC.

     $ 1,300,000.00 payment due by wire transfer by Thursday, April 30, 1998, secured by UCC.

     $ 500,000.00 payment due by wire transfer on receipt of final items in UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC. facility.

     $   500,000.00 payment due by wire transfer thirty (30) days after receipt of final shipment.

     $ 6,100,000.00 in total payments for contracted items of contract C-1455.


Note: $ 1,500,000.00 down payment due by Friday, November 21, 1997, will be secured by a Letter of Credit, approved by UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



ANNEX  6                                                                  4 OF 9

                       LIQUID DAMAGES FOR LATE DELIVERY

Hetran acknowledges that UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC. requires the described items of equipment delivered to the UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC. facility by the previously detailed delivery dates; being July
1, 1998 and November 1, 1998. If Hetran should fail to deliver the described items by the above dates indicated, Hetran shall be liable for delayed equipment delivery damage equal to $30,000.00 per week for each week the delivery is delayed, with a maximum cumulative liability amount, not to exceed $ 300,000.00.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



ANNEX NO. 6                                                               5 OF 9

                         GENERAL TERMS AND CONDITIONS


GUARANTEE:

     The equipment, as outlined in this contract, has a guarantee against faulty workmanship or defective components for a period of one (1) year,(2000 working hours) from date of starting production of each unit, excluding wear parts.

     Adherence to the required Operational and Maintenance Procedures is required to maintain the expressed warranties. Reference to the provided Operation and Maintenance Manuals for operation and maintenance criteria will detail information on criteria such as but not limited to:

          1. All parts and/or units for mechanical, hydraulic, electrical, and pneumatic areas of the machines and material handling equipment must be of Hetran specification and/or manufacture.

          2. All tooling and abrasive belts, wheels, and saw blades, etc. must be of Hetran specification and/or manufacture.

          3. All ancillary items such as, coolant, lubricating oils and greases must be of Hetran specification and/or manufacture.

          4. Any major component (proprietary units) repairs or service required on the manufacturing cells or specific units, must be
               done and/or supervised by   Hetran technicians at the Hetran
               workshop or a Hetran specified off-site location.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



ANNEX NO. 6                                                               6 OF 9

                         GENERAL TERMS AND CONDITIONS

          5. The customer's operators must meet Hetran's minimum operating qualifications and must be trained and approved as qualified to operate the specific Hetran equipment.

          6. Documented and strict adherence to Hetran specified preventative maintenance procedures and schedules must be maintained and presented upon demand.

          7.   All guards and safety devices must be utilized as provided.

     Operational performance guarantees are provided based on the above stated minimum operational and maintenance criteria and are subject to operator ability and quality of material to be processed.

     The equipment as specified is designed to perform the operations as described in this contract and according to the specifications in this contact. In any event, should the equipment need to be substituted and/or modified to meet the capabilities as described and specified, the liability for such will be without additional cost to the Buyer.

     Warranties and guarantees, both expressed and implied, will become null and void, if the owner abuses, neglects, or fails to operate and maintain the equipment, under Hetran's stated guidelines.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000


     ANNEX NO. 6                                                          7 OF 9

                         GENERAL TERMS AND CONDITIONS


     Hetran guarantees and warrants the equipment purchased as a whole and individually. Should negligence, abuse and/or improper operation by the buyer cause warranties and guarantees to become null and void on one item or multiple items of the contract, the remaining items not neglected, abused or improperly operated, will maintain their warranties and guarantees individually. If neglect, abuse, or improper operation is determined to any individual item of the contract, the operational and performance guarantees of the processing cell as a whole, will become null and void.

     Changes and/or modifications to the original designs and equipment, must be authorized by Hetran in writing, to maintain the expressed and implied warranties and guarantees.

     Hetran assumes responsibility for all stated warranties and guarantees at time of start up of the processing cell. Hetran's liability to owner shall not exceed the value of the purchased equipment. This order, when confirmed by Hetran, Inc., shall be non-cancelable except with Hetran, Inc. consent and then only upon such terms as Hetran, Inc. may specify in order to indemnify Hetran, Inc. against loss.

     Terms of cancellation:

     If this specified purchase order should be terminated and cancelled by UNIVERSAL STAINLESS AND ALLOY PRODUCTS, INC., Hetran, Inc. will be compensated for all costs incurred to the date of cancellation. These costs for each item as listed in the attached itemized price list Q-1455 Weight and Price list.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



ANNEX NO. 6                                                          Page 8 OF 9

     Buyer's standard Purchase Order Terms and Conditions, Contractor's Health and Safety Agreement, and Independent Contractor Agreement, are hereby part
     of the Agreement and   will take precedence over all other Terms and
     Conditions, except the noted exception of the above-mentioned Universal documents (These exceptions being to items 9 & 10 of the independent
     contractors agreement.), and the written terms of   this contract, C-1455.

     Foundation Drawing and Identifications:

     Hetran will supply Universal Stainless & Alloy Products, Inc. specific information on weight of machinery, size and loaded force of the equipment, etc. It is then the responsibility of Universal Stainless & Alloy Products, Inc. to supply an expert determination of the exact foundation required based on the determined geological conditions present at the installations site. Upon receipt of these exact foundation specifications, Hetran will incorporate such into a detailed foundation layout. By this layout, Hetran will assume responsibility for shown machine locations, trenching locations, etc. Any corrective action due to foundation or trench locations
     because of errors and/or omissions associated with the   foundation and
     installation drawings, will become the responsibility of Hetran's account or Hetran will fully indemnify the buyer (Universal Stainless & Alloy Products, Inc.) for any costs incurred as such. Hetran will not assume any liability due to errors and/or omissions on the specifications submitted to Hetran for the exact required foundations for each specific item of equipment.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT C-1455
MODEL BPC-6000



ANNEX     NO. 6                                                           9 OF 9

                         GENERAL TERMS AND CONDITIONS


     The above terms of contract are agreed to and finalized, this day, Thursday, November 6th, 1997 by:


     For:

     UNIVERSAL STAINLESS & ALLOY PRODUCTS,INC.

     /s/ C.M. McAninch
     _________________________________________
     Mr. C.M. McAninch
     President and CEO.


     For:

     HETRAN, INC.

     /s/ Helmut Oertmann
     ________________________________________
     Mr. Helmut Oertmann
     President, Hetran, Incorporation


HJM/ja
d:\doc\jma\uvq1455a.bpc(1455c.ann)

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT NO. C-1455
MODEL BPC-6000


ANNEX NO. 6                 (CONSISTS OF FIVE (5) PAGES)                 1 OF 5
"ATTACHMENT A"

                             WEIGHT AND PRICE LIST
              PRE-STRAIGHTENER MACHINE WITH STANDARD ACCESSORIES
===============================================================================
ITEM NO.                DESCRIPTION                 WEIGHT     QTY   AMOUNT  $
                                                    (TONS)
-------------------------------------------------------------------------------
ITEM #1        BAR LOADING TABLE WITH LOADING       APPROX.     1     52,400.00
               CRADLE                               5.0
-------------------------------------------------------------------------------
ITEM #2        CLAMSHELL LINEAR ENTRY TABLE         APPROX.     1     39,418.00
                                                    3.8
-------------------------------------------------------------------------------
ITEM #3        HYDRAULIC DRIVEN SKEW PRESSURE       APPROX.     2     60,306.00
               ROLL ASSEMBLY                        1.5
-------------------------------------------------------------------------------
ITEM #4        PRE-STRAIGHTENER, MODEL BS-600P      APPROX.     1    820,500.00
                                                    25.0
-------------------------------------------------------------------------------
ITEM #5        COMPLETE ELECTRICAL EQUIPMENT        APPROX.     1    192,750.00
                                                    1.5
-------------------------------------------------------------------------------
ITEM #6        COMPLETE HYDRAULIC POWER SYSTEM      APPROX.     1    101,200.00
                                                    1.5
-------------------------------------------------------------------------------
ITEM #7        HYDRAULIC DRIVEN PRESSURE ROLL       APPROX.     2     50,840.00
               ASSEMBLIES                           1.2
-------------------------------------------------------------------------------
ITEM #8        V-TROUGH EXIT TABLE                  APPROX.     1     29,600.00
                                                    2.9
-------------------------------------------------------------------------------
ITEM #9        TRANSFER/LOADING TABLE               APPROX.     1     32,200.00
                                                    3.0
-------------------------------------------------------------------------------
ITEM #10       LINEAR ENTRY/EXIT TABLE WITH         APPROX.     2     65,600.00
               TRANSFER DEVICE                      6.0
-------------------------------------------------------------------------------
ITEM #11       ACO-40 PRECISION ABRASIVE            APPROX.     1    289,850.00
               CUT-OFF SAW                          4.5
-------------------------------------------------------------------------------
ITEM #12       AUTOMATIC CHAMFERING/DEBURRING       APPROX.     1    114,850.00
               MACHINE                              2.5
-------------------------------------------------------------------------------
               SUBTOTAL F.O.B. ORWIGSBURG, PA                     $1,649,564.00
-------------------------------------------------------------------------------
STRAIGHTENER   OPTIONAL ITEMS
------------   --------------
               PRE-STRAIGHTENER ROLL CHANGING DEVICE            1     25,500.00
OPTION A       STRAIGHTENER CONTROL SOFTWARE PACKAGE            1     31,750.00
OPTION B       VGA/COMPUTER SYSTEM                              1     52,400.00
OPTION C       C.A.S./COMPUTER SYSTEM                           1     96,450.00
OPTION D       SPARE AND WEAR PARTS                             1     60,000.00
OPTION E

-------------------------------------------------------------------------------

===============================================================================

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT NO. C-1455
MODEL BPC-6000


ANNEX NO. 6                 (CONSISTS OF FIVE (5) PAGES)                 2 OF 5
"ATTACHMENT A"

                             WEIGHT AND PRICE LIST
                 BAR TURNING MACHINE WITH STANDARD ACCESSORIES
===============================================================================
ITEM NO.                DESCRIPTION                 WEIGHT     QTY   AMOUNT  $
                                                    (TONS)
-------------------------------------------------------------------------------
ITEM #13       LINEAR ENTRY/EXIT TABLE (CHAMFER)    APPROX.     1     42,550.00
                                                    3.5
-------------------------------------------------------------------------------
ITEM #14       BAR LOADING TABLE/TRANSFER TABLE     APPROX.     1     39,450.00
                                                    3.2
-------------------------------------------------------------------------------
ITEM #15       LINEAR ENTRY TABLE                   APPROX.     1     39,418.00
                                                    3.0
-------------------------------------------------------------------------------
ITEM #16       BAR TURNING MACHINE MODEL BT-6       APPROX.     1    713,180.00
               CONSISTING OF:                       20.0
               INFEED UNIT
               BAR PEELING ASSEMBLY
               ADJUSTABLE HEAD
               CLAMPING CARRIAGE ASSEMBLY
-------------------------------------------------------------------------------
ITEM #17       LASER MEASURING AND ADJUSTMENT       APPROX.     1     56,380.00
               CONTROL                              0.2
-------------------------------------------------------------------------------
ITEM #18       CHIP CONVEYOR                        APPROX.     1     19,650.00
                                                    0.8
-------------------------------------------------------------------------------
ITEM #19       COMPLETE ELECTRICAL EQUIPMENT        APPROX.     1    172,800.00
                                                    1.5
-------------------------------------------------------------------------------
ITEM #20       COMPLETE HYDRAULIC POWER SYSTEM      APPROX.     1    110,200.00
                                                    1.5
-------------------------------------------------------------------------------
ITEM #21       LINEAR EXIT TABLE                    APPROX.     1     42,450.00
                                                    3.8
-------------------------------------------------------------------------------
ITEM #22       INTERMEDIATE/TRANSFER TABLE          APPROX.     1     29,200.00
                                                    3.5
-------------------------------------------------------------------------------
          SUBTOTAL F.O.B. ORWIGSBURG, PA                          $1,265,278.00
===============================================================================
BAR TURNER     OPTIONAL ITEMS
----------     --------------
OPTION A       VGA/COMPUTER PACKAGE                             1     52,400.00
OPTION B       2000 CFM MIST COLLECTION SYSTEM                  1     21,900.00
OPTION C       SYSTEM CHILLER                                   1     28,500.00
OPTION D       SPARE & WEAR PARTS                               1     80,000.00

-------------------------------------------------------------------------------

===============================================================================

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT NO. C-1455
MODEL BPC-6000


ANNEX NO. 6                 (CONSISTS OF FIVE (5) PAGES)                 3 OF 5
"ATTACHMENT A"

                             WEIGHT AND PRICE LIST
        FINISH STRAIGHTENER/BURNISHER MACHINE WITH STANDARD ACCESSORIES
===============================================================================
ITEM NO.                DESCRIPTION                 WEIGHT     QTY   AMOUNT  $
                                                    (TONS)
-------------------------------------------------------------------------------
ITEM #23       CLAMSHELL LINEAR ENTRY TABLE         APPROX.     1     39,418.00
                                                    3.8
-------------------------------------------------------------------------------
ITEM #24       HYDRAULIC DRIVEN SKEW PRESSURE       APPROX.     2     60,306.00
               ROLL ASSEMBLIES                      1.5
-------------------------------------------------------------------------------
ITEM #25       FINISH BAR STRAIGHTENER/BURNISHER    APPROX.     1    620,500.00
               MODEL BS-600                         25.0
-------------------------------------------------------------------------------
ITEM #26       COMPLETE ELECTRICAL EQUIPMENT        APPROX.     1    192,750.00
                                                    1.5
-------------------------------------------------------------------------------
ITEM #27       COMPLETE HYDRAULIC POWER SYSTEM      APPROX.     1    101,200.00
                                                    1.5
-------------------------------------------------------------------------------
ITEM #28       HYDRAULIC DRIVEN PRESSURE ROLL       APPROX.     2     50,840.00
               ASSEMBLIES                           1.5
-------------------------------------------------------------------------------
ITEM #29       V-TROUGH EXIT TABLE                  APPROX.     1     29,600.00
                                                    2.9
-------------------------------------------------------------------------------
ITEM #30       LASER ANALYSIS UNIT WITH SPC-CPK     APPROX.     1     86,530.00
               STATION                              0.5
-------------------------------------------------------------------------------
ITEM #31       LINEAR ENTRY TABLE                   APPROX.     1     39,418.00
                                                    3.0
-------------------------------------------------------------------------------
ITEM #32       EDDY CURRENT INSPECTION STATION      APPROX.     1    197,570.00
                                                    1.6
-------------------------------------------------------------------------------
ITEM #33       LINEAR EXIT TABLE WITH TRANSFER      APPROX.     1     42,450.00
               DEVICE                               3.8
-------------------------------------------------------------------------------
ITEM #34       REJECT TABLE                         APPROX.     1     24,250.00
                                                    2.5
-------------------------------------------------------------------------------
          SUBTOTAL F.O.B. ORWIGSBURG, PA                          $1,484,832.00
-------------------------------------------------------------------------------
FINISH/STRTNR. OPTIONAL ITEMS
-------------- --------------
OPTION A       SUPER-FINISH ROLL CONDITIONING UNIT              1     78,400.00
OPTION B       ROLL CHANGING DEVICE                             1     25,500.00
OPTION C       STRAIGHTENER CONTROL SOFTWARE PROGRAM            1     31,750.00
OPTION D       VGA/COMPUTER SYSTEM                              1     52,400.00

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT NO. C-1455
MODEL BPC-6000


-------------------------------------------------------------------------------
OPTION E       C.A.S. /COMPUTER SYSTEM                          1     96,450.00
OPTION F       SPARE AND WEAR PARTS                             1     60,000.00
-------------------------------------------------------------------------------

===============================================================================

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT NO. C-1455
MODEL BPC-6000


ANNEX NO. 6                 (CONSISTS OF FIVE (5) PAGES)                 4 OF 5
"ATTACHMENT A"

                             WEIGHT AND PRICE LIST
          AUTOMATIC ABRASIVE POLISHING M/C WITH STANDARD ACCESSORIES
===============================================================================
ITEM NO.                DESCRIPTION                 WEIGHT     QTY   AMOUNT  $
                                                    (TONS)
-------------------------------------------------------------------------------
ITEM #35       INTERMEDIATE TRANSFER/LOADING        APPROX.     1     59,850.00
               TABLE                                5.0
-------------------------------------------------------------------------------
ITEM #36       SKEW ROLLER LINEAR ENTRY TABLE       APPROX.     1     84,800.00
                                                    4.0
-------------------------------------------------------------------------------
ITEM #37       AUTOMATIC ABRASIVE POLISHING         APPROX.     1    417,590.00
               MACHINE MODEL BBP-6                  18.0
-------------------------------------------------------------------------------
ITEM #38       COMPLETE ELECTRICAL EQUIPMENT        APPROX.     1    148,200.00
                                                    1.5
-------------------------------------------------------------------------------
ITEM #39       COMPLETE HYDRAULIC POWER SYSTEM      APPROX.     1     97,360.00
                                                    1.5
-------------------------------------------------------------------------------
ITEM #40       SKEW ROLLER LINEAR EXIT TABLE        APPROX.     1     84,300.00
                                                    4.0
-------------------------------------------------------------------------------
ITEM #41       INTERMEDIATE TRANSFER/LOADING TABLE  APPROX.     1     59,850.00
                                                    5.0
-------------------------------------------------------------------------------
ITEM #42       LINEAR ENTRY/EXIT TABLE WITH         APPROX.     1     65,600.00
               TRANSFER DEVICE                      6.0
-------------------------------------------------------------------------------
ITEM #43       ACO-40 PRECISION ABRASIVE SAW        APPROX.     1    289,850.00
                                                    4.5
-------------------------------------------------------------------------------
ITEM #44       BAR TRANSFER/LOADING TABLE           APPROX.     1     39,750.00
                                                    4.5
-------------------------------------------------------------------------------
ITEM #45       LINEAR ENTRY/EXIT TABLE              APPROX.     1     42,550.00
                                                    3.5
-------------------------------------------------------------------------------
ITEM #46       AUTOMATIC CHAMFERING UNIT            APPROX.     1    114,850.00
                                                    2.5
-------------------------------------------------------------------------------
ITEM #47       BAR END ALIGNMENT ASSEMBLY           APPROX.     1     12,700.00
                                                    0.4
-------------------------------------------------------------------------------
ITEM #48       SOFT DROP WEIGH CRADLE ASSEMBLY      APPROX.     1     53,800.00
                                                    4.8
===============================================================================
          SUBTOTAL F.O.B. ORWIGSBURG, PA                          $1,571,050.00
-------------------------------------------------------------------------------

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT NO. C-1455
MODEL BPC-6000


ANNEX NO. 6                 (CONSISTS OF FIVE (5) PAGES)                 5 OF 5
"ATTACHMENT A"

                             WEIGHT AND PRICE LIST
        AUTOMATIC ABRASIVE POLISHING MACHINE WITH STANDARD ACCESSORIES
===============================================================================
ITEM NO.                DESCRIPTION                 WEIGHT     QTY   AMOUNT  $
                                                    (TONS)
-------------------------------------------------------------------------------
ABRASIVE       OPTIONAL ITEMS
--------       --------------
POLISHING
---------
MACHINE
-------

OPTION A       LASER ANALYSIS UNIT                              1     56,380.00

SAW
---
OPTION A       FULL AUTOMATIC FEED & SPEED CONTROL              1     42,100.00
OPTION B       ALLEN BRADLEY PANEL VIEW                         1      6,500.00
OPTION C       AUTO. WORK PIECE POSITIONING PACKAGE             1     49,200.00
OPTION D       COOLANT SYSTEM                                   1     18,780.00
OPTION E       ENVIRONMENTAL SAFETY ENCLOSURE                   1     26,250.00
OPTION F       SPARE & WEAR PARTS                               1     26,460.00

===============================================================================
     SUB TOTAL F.O.B. ORWIGSBURG, PA (WITHOUT OPTIONS)            $5,970,724.00
-------------------------------------------------------------------------------

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT NO. C-1455
MODEL BPC-6000


ANNEX 7

                               PRODUCTION CHART
                        HETRAN BAR TURNER INSTALLATION
                                 MODEL SPBT6
===========================================================================
              MATERIALS:  303, 316, 400, 416, 17-4, 13-8, 15-5
                              STAINLESS STEELS
---------------------------------------------------------------------------
   BAR         METAL       FINISH      CONTACT     FPM    TONS       SFPM
 DIAMETER     REMOVAL     DIAMETER      TIME              HOUR
               (DIA.)                  PER/MIN
===========================================================================
   1.062"       .062"      1.000"         40       70      4.2      200/300
                                          45               4.9      200/300
                                          50               5.3      200/300
---------------------------------------------------------------------------
   1.593"       .093"      1.500"         40       60      9.5      200/300
                                          45              10.8      200/300
                                          50              11.9      200/300
---------------------------------------------------------------------------
   2.093"       .093"      2.000"         40       42     15.0      200/300
                                          45              17.0      200/300
                                          50              18.8      200/300
---------------------------------------------------------------------------
   3.125"       .125"      3.000"         40       20     14.0      200/300
                                          45              16.0      200/300
                                          50              18.0      200/300
---------------------------------------------------------------------------
   4.125"       .125"      4.000"         40       22     18.5      200/300
                                          45              21.1      200/300
                                          50              23.4      200/300
---------------------------------------------------------------------------
   5.187"       .187"      5.000"         40       10     16.2      200/300
                                          45              17.9      200/300
                                          50              19.0      200/300
---------------------------------------------------------------------------
   6.250"       .250"      6.000"         40        8     14.4      200/300
                                          45              16.4      200/300
                                          50              18.0      200/300
===========================================================================
NOTE: PH grades of stainless steel, 17-4, 13-8, 15-5, etc., will have a thru feed speed reduction of 20% to 25% less than those listed above.

HM:ja (10/97)
d:\doc\jma\uvq1455a.bpc

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT NO. C-1455
MODEL BPC-6000


The following rates for service installation, supervision, load testing, and training are not included in the total contract price of $6,100,000 as specified for contract No. C-1455.

The rates and terms are guaranteed for placement of an ancillary order to this contract for installation supervision, load testing, and training, as well as spare and wear parts. This order to be placed by December 1st, 1997, with a written purchase order.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT NO. C-1455
MODEL BPC-6000


ANNEX NO. 9

                                 HETRAN, INC.

               SUPERVISION/SERVICEMAN HOURLY RATES AND EXPENSES


Straight Time      $66.00/hour     Weekdays, Monday through Friday
                                   (8 hours per day less 1/2 hour
                                   for lunch)

Overtime           $99.00/hour     Saturdays or weekdays beyond 8
                                   hours quoted above.

Double Time        $132.00/hour    All Sunday and holiday work.

Expenses           -At Cost-       Car rental, lodging, etc. will
                                   be charged as actually incurred.

                                   Meals will be charged at $30.00
                                   per day.

Mileage            $.275/mile      Covers the use of personal or a company
                                   vehicle for travel to and from the job site.

Air Travel         -At Cost-       Business/Economy Class.

Travel Time        $42.00/hour

Other              $1,000./day     LASER USAGE FEE to line up equipment.



(r11/93)

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT NO. C-1455
MODEL BPC-6000



ANNEX NO. 10              (CONSISTS OF TWO (2) PAGES)                    1 OF 2

                         SUPERVISION SCHEDULE/BPC-6000

Supervision and start-up service
--------------------------------

          It is assumed that the BPC-6000, Bar Processing Cell will be installed with an average crew of six (6) men available each working day.

          HETRAN, INC. will provide one (1) installation supervisor for a period of approximately sixteen (16) weeks for the erection of the BPC-6000, Bar Processing Cell as shown in drawing #4ML-19705C Revision O.

          After the erection of the bar peeling machine and the bar straightener/burnisher is completed, HETRAN, INC. will provide the same supervisor for a period of forty-two (42) days to perform the No-Load and Load tests of the bar peeling machine and the bar straightener/burnisher, as well as the other stated components of the cell.

          Total cumulative time (including travel) is approximately one hundred forty two (142) days. The fee is based on an 8-hour day (Monday through Friday), and a 4-hour work day on Saturday for a 44 hour work week.

          Hetran will provide supervision for erection and installation as necessary and as described herein regardless of length of time for a price of not to exceed $ 68,680.00.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT NO. C-1455
MODEL BPC-6000



ANNEX NO. 10              (CONSISTS OF TWO (2) PAGES)                     2 OF 2

                   SUPERVISION SCHEDULE/BPC-6000 (continued)


          Buyer is to provide for hotel accommodations, for supervision personnel. HETRAN, INC. will be responsible for all meals and incidental expenses.


              SUPERVISION OF ERECTION, NO-LOAD TEST AND LOAD TEST

ITEM                           TOTAL MAN-DAYS    PER DIEM PRICE     TOTAL PRICE
----------------------------   ---------------   --------------   --------------

Erection (per diem price)
Mechanical                           28            US$ 550.00      US$ 15,400.00
Electrical                           24            US$ 550.00      US$ 13,200.00
Computer                             24            US$ 550.00      US$ 13,200.00
Hydraulic                            24            US$ 550.00      US$ 13,200.00
****************************************************************
Sub total                           100                            US$ 55,000.00

No-Load and Load tests (Fixed portion for the duration of 7 weeks)

Mechanical                            8            US$ 600.00      US$  4,800.00
Electrical                            8            US$ 600.00      US$  4,800.00
Computer                              6            US$ 680.00      US$  4,080.00
****************************************************************
Sub total                            22                            US$ 13,680.00
Grand total                         122                            US$ 68,680.00

NOTE: Amounts shown are not to exceed totals unless delays are caused by UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC. or additional time is requested by UNIVERSAL.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT NO. C-1455
MODEL BPC-6000


ANNEX NO. 11             (CONSISTS OF FIVE (5) PAGES)                     1 OF 3

                                 TRAINING SCHEDULE


Training
--------

          HETRAN, INC. agrees to receive one group of two (2) of Buyer's personnel for technical training and inspection of the contract equipment for a period of unlimited duration.

          This training will take place during HETRAN, INC. normal working hours, Monday through Friday. Hetran will provide buyers personnel with lodging for a period of two weeks.


On-site (At Buyer's option)
---------------------------

          HETRAN, INC. will provide "on-site" training for Buyer's personnel at the Buyer's plant. The training will consist of four (4) week session covering the following areas:

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT NO. C-1455
MODEL BPC-6000



ANNEX NO. 11             (CONSISTS OF FIVE (5) PAGES)                     2 OF 3

                               TRAINING SCHEDULE

On-site
-------

Session        # 1.0
               Bar pre-straightener machine operator for three (3) Buyer's personnel

Session        # 1.1
               Bar peeling machine operator training for three (3) Buyer's personnel

Session        # 1.2
               Bar straightener/burnisher machine operator training for three
               (3) Buyer's personnel

Session        # 2.0
               Bar pre-straightener maintenance for three (3) Buyer's personnel

Session        # 2.1
               Bar peeling machine, maintenance for three (3) Buyer's personnel

Session        # 2.2
               Bar straightener/burnisher maintenance training for three (3) Buyer's personnel

Session        #3.0
               Bar belt polisher operator training for three (3) Buyer's personnel

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT NO. C-1455
MODEL BPC-6000



ANNEX NO. 11             (CONSISTS OF FIVE (5) PAGES)                     3 OF 3

                               TRAINING SCHEDULE

Session        # 3.1
               PLC and electrical training for three (3) Buyer's personnel

Session        # 4.0
               Miscellaneous training for three (3) Buyer's personnel

               The required instruction manuals, visual aids and related equipment will be provided for each session. The instruction format will be at Job- site, Hands-on type training atmosphere.


                           OFF-SITE AND ON-SITE TRAINING

ITEM                 TOTAL MAN-DAYS       PER DIEM PRICE       TOTAL PRICE
----                 --------------       --------------       -----------

Off-site training
-----------------

Mechanical                       Free of charge for two
Electrical                       trainees for the period
                                 unlimited duration.

On-site training (per diem basis) (optional at buyer's request)
---------------------------------------------------------------

Mechanical                  5               US$ 600.00        US$  3,000.00
Electrical                  5               US$ 600.00        US$  3,000.00
Computer                    5               US$ 680.00        US$  3,400.00
Operator
Supervisor                  5               US$ 600.00        US$  3,000.00
**********************************************************

Total                      20                                 US$ 12,400.00

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
HETRAN CONTRACT NO. C-1455
MODEL BPC-6000


ANNEX 14

     EXCEPTIONS TO UNIVERSAL STAINLESS AND ALLOY PRODUCTS, INC.
     INDEPENDENT CONTRACTOR AGREEMENT.


     Item #9 In the event of a conflict between this agreement and the written and specified terms of Hetran contract No. C-1455, the terms of the Hetran contract No. C-1455 will supersede the Universal conditions.

     Item #10 Agreements under Hetran contract no. C-1455 written and specified shall supersede any other agreements.